Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT dated as of June 2, 2005 (this “Second Amendment”) among KINGPIN INTERMEDIATE CORP., a Delaware corporation (“Holdings”), AMF BOWLING WORLDWIDE, INC. (formerly Kingpin Merger Sub, Inc.), a Delaware corporation (the “Borrower”), the Lenders signatory hereto and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

Holdings, the Borrower, the banks and other lending institutions party thereto from time (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, as Syndication Agent and Documentation Agent, are parties to a Credit Agreement dated as of February 27, 2004, as amended by Amendment No 1 thereto dated as of September 20, 2004 (the “Credit Agreement”). Holdings and the Borrower have requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders and all of the Issuing Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, Holdings, the Borrower and the Lenders signatory hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Second Amendment. The following additional terms, as used herein, have the following respective meanings:

“Consenting Lender” means each Lender that consents to this Second Amendment on or prior to June 2, 2005, as evidenced by the receipt by Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent, of an executed counterpart signature page to this Second Amendment from such Lender prior to 12:00 P.M. (local time in New York City) on June 2, 2005.

“Second Amendment Fee” has the meaning set forth in Section 4.01(e).

ARTICLE II

AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.01 Amendments to Article I of the Credit Agreement.

(a) The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Minimum Liquidity Condition” means, on any date, that the sum of (i) the amount by which (A) the then applicable Aggregate Revolving Committed Amount and Credit Linked LC Commitments exceeds (B) the aggregate Dollar Amount of all outstanding Revolving Outstandings and Credit-Linked LC Outstandings plus (ii) the amount of cash and cash equivalents that would be reflected on a consolidated balance sheet of Holdings and its Consolidated Subsidiaries as of such date equals or exceeds $20,000,000.

“Net Senior Leverage Ratio” means, on any date, the ratio of (i) (A) Consolidated Funded Debt (exclusive of Subordinated Debt and exclusive of the Existing 13% Notes, to the extent such

Existing 13% Notes have been covenant defeased or legally defeased as contemplated by Section 4.01(i)) as of such date minus (B) the amount of cash and cash equivalents that would be reflected on a consolidated balance sheet of Holdings and its Consolidated Subsidiaries as of such date to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ending on, or most recently preceding, such date.

“Qubica JV Contribution Agreement” means the Contribution Agreement among the Qubica JV Entity, Qublux, S.à.r.l., a société à responsabilité limitée organized under the laws of Luxembourg, and AMF Holdings, Inc., a Delaware corporation, as in effect on the date hereof.

“Qubica JV Demand Note” means the promissory demand notes issued by one or more Subsidiaries of the Borrower comprising the Borrower’s bowling products business in an aggregate principal amount not to exceed $12,000,000 at any one time outstanding plus accrued and/or capitalized interest, all obligations in respect of which are obligations of the Qubica JV Entity and its Subsidiaries following consummation of the transactions contemplated by the Qubica JV Contribution Agreement.

“Qubica JV Entity” means QubicaAMF Worldwide, S.à.r.l., a société à responsabilité limitée organized under the laws of Luxembourg and which is not a Subsidiary of the Borrower, and its successors.

“Second Amendment” means the Second Amendment to Credit Agreement dated as of June 2, 2005.

“Second Amendment Effective Date” means the date of the satisfaction of the conditions precedent set forth in Article IV of the Second Amendment.

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following paragraph as a new paragraph at the end thereof:

“If, on and as of the Credit-Linked LC Facility Effective Date, the Credit-Linked LC Margin exceeds (the amount of such excess being referred to herein as the “Margin Differential”) the Applicable Margin then in effect for Eurocurrency Term B Loans, then each of the Applicable Margins then in effect for Loans of any Type and for Letter of Credit Fees as determined pursuant to the foregoing provisions of this definition shall be automatically increased by the Margin Differential, effective on the Credit-Linked LC Facility Effective Date (and, if the Credit-Linked LC Margin is subject to a leveraged-based pricing grid, appropriate increases to the other Applicable Margins for Loans of all Types and for Letter of Credit Fees, consistent with the foregoing, shall be made).”

(c) The definition of “Consolidated Adjusted Working Capital” in Section 1.01 of the Credit Agreement is hereby amended by adding the following phrase immediately after the word “date”: “(and without giving effect at any date or for any period to any increase or decrease at such date or during such period to Consolidated Current Assets or Consolidated Current Liabilities resulting from the divestiture of business operations, including AMF Bowling UK Limited, AMF France, AMF Australia or any assets or liabilities contributed to, or assumed by, the Qubica JV Entity pursuant to the Qubica JV Contribution Agreement)”.

(d) The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended (i) by replacing the phrase “Section 7.06(a)(xvi)” set forth in clause (vi)(B)(y) thereof with the phrase “Section 7.06(a)(xvi)(A)(x)” and (ii) by adding the following phrase immediately prior to the “.”: “minus (xi) to the extent included in Excess Cash Flow for such period, amounts received by

Holdings or any Subsidiary from the Qubica JV Entity in repayment of the Qubica JV Demand Note or in reimbursement of financial advisory fees, accounting fees, legal fees, structuring expenses and other similar advisory and consulting fees and related out-of-pocket expenses of Holdings, the Borrower or any of its Subsidiaries incurred as a result of the Qubica JV Contribution Agreement and the transactions contemplated thereby”.

(e) The definition of “Permitted Joint Venture” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase immediately after the word “means”: “the Qubica JV Entity and any other”.

(f) Clause (D)(x) of the definition of “Qualifying Equity Issuance” in Section 1.01 of the Credit Agreement” is hereby amended by redesignating the reference to Section 7.06(a)(xvi) therein to Section 7.06(a)(xvi)(A)(x).

Section 2.02 Amendment to Article II of the Credit Agreement. Section 2.09 of the Credit Agreement is hereby amended (i) by adding the words “Section 2.09(c) and, in the case of Eurocurrency Loans” immediately before the reference to “Section 3.05” therein, (ii) by deleting the phrase “,in the case of Eurocurrency Loans,” immediately following the reference to “Section 3.05” therein and (iii) by adding the following as a new subsection (c):

“(c) Prepayment Premium. If any optional repayment or optional prepayment of the principal of any Term B Loan (other than upon a refinancing transaction pursuant to which the aggregate outstanding principal amount of the Loans are paid in full in connection with the incurrence of new Indebtedness of the Borrower or any Subsidiary) is made prior to the first anniversary of the Second Amendment Effective Date after an approval by the Lenders of a reduction in the Applicable Margins as in effect on the Second Amendment Effective Date, the Borrower shall on the date of such repayment or prepayment, pay to each Term B Lender a prepayment premium equal to 1.00% of the aggregate principal amount of such Term B Lender’s Term B Loans so prepaid or repaid.”

Section 2.03 Amendments to Article VII of the Credit Agreement.

(a) Section 7.01 pf the Credit Agreement is hereby amended (i) by deleting the word “and” at the end of clause (xxi) thereof, (ii) by inserting the phrase “: and” in lieu of the period at the end of clause (xxii) thereof and (iii) by adding the following as a new clause (xxiii);

“(xxiii) Debt evidenced by the Qubica JV Demand Note.”

(b) Section 7.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (xviii), by redesignating clause (xix) thereto as clause (xxi) and by adding the following as a new clauses (xix) and (xx):

“(xix) the Borrower and/or any of its Subsidiaries may sell, dispose, license or otherwise transfer (A) any or all of its patents and other intellectual property, together with the goodwill associated therewith, related solely to its bowling products and amusement products businesses, (B) a royalty-free, perpetual license to use certain AMF trademarks only in the field of bowling and amusement products, equipment and systems and certain services related to the foregoing and (C) a license of the Pinsplash trademark;”

(xx) the Borrower and its Subsidiaries may contribute or otherwise transfer the assets described on Schedule 2.02 hereof comprising their bowling products business to the Qubica JV Entity pursuant to the Qubica JV Contribution Agreement; and”.

(c) Section 7.06(a)(xvi) is hereby amended to read in full as follows:

“(xvi) the Borrower and its Subsidiaries may make Investments in (A) Permitted Joint Ventures (x) in an aggregate amount (determined without regard to any write-downs or write-offs of any such Investment constituting Debt) at any one time outstanding not exceeding $15,000,000 (excluding for purposes of this clause (A)(x) the initial Investments in the Qubica JV Entity permitted by clauses (A)(y) and (z) immediately following), (y) in the Qubica JV Entity pursuant to the Qubica JV Contribution Agreement and in return for an initial 50% equity interest in the Qubica JV Entity of the assets described on Schedule 2.02 hereof comprising their bowling products business and (z) in the Qubica Demand Note pursuant to the Qubica JV Contribution Agreement;”

(d) Section 7.14 of the Credit Agreement is hereby amended by redesignating subsection (c) as a new subsection (d) and by inserting the following paragraph as a new subsection (c):

“(c) Notwithstanding the foregoing, at any time when the Minimum Liquidity Condition (determined as of the last day of the immediately preceding fiscal month) is not satisfied, none of the Group Companies will commit to make any further Consolidated Capital Expenditures during the current fiscal month if the aggregate amount of such committed Consolidated Capital Expenditures (other than Consolidated Capital Expenditures already committed to be made prior to the beginning of such fiscal month) would exceed $2,666,667 for the then elapsed portion of the current fiscal month.”

(e) Section 7.17(a) of the Credit Agreement is hereby amended to read in full as follows:

“(a) Leverage Ratio. The Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower ending on or about the last day of any calendar quarter ending during any period described below will not be greater than the ratio set forth below opposite the period during which such calendar quarter ends:

Calendar Quarters Ended	Ratio
6/3/05 through 12/31/05	4.25 to 1.0
3/31/06 through 12/31/06	4.00 to 1.0
3/31/07 through 12/31/07	3.75 to 1.0
3/31/08 through 6/30/08	3.25 to 1.0
9/30/08 and thereafter	3.00 to 1.0”

(f) Section 7.17(c) of the Credit Agreement is hereby deleted.

(g) Section 7.17(b) of the Credit Agreement is hereby redesignated as subsection (c) and amended to read in full as follows:

“(c) Interest Coverage Ratio. The Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower, in each case for the period of four consecutive fiscal quarters of the Borrower then ended, taken as a single accounting period, will not be less than the ratio set forth below opposite the period during which such calendar quarter ends:

Calendar Quarters Ended	Ratio
6/3/05 through 12/31/05	2.25 to 1.0
3/31/06 through 12/31/06	2.50 to 1.0
3/31/07 through 12/31/07	2.75 to 1.0
3/31/08 and thereafter	3.00 to 1.0”

(h) Section 7.17 of the Credit Agreement is hereby amended to add the following as a new subsection (b):

“(b) Net Senior Leverage Ratio. The Net Senior Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower ending on or about the last day of any calendar quarter ending during any period described below will not be greater than the ratio set forth below opposite the period during which such calendar quarter ends:

Calendar Quarters Ended	Ratio
6/3/05 through 12/31/05	1.75 to 1.0
3/31/06 through 12/31/06	1.50 to 1.0
3/31/07 through 12/31/07	1.25 to 1.0
3/31/08 and thereafter	1.00 to 1.0”

Section 2.04 General Amendments.

(a) The Credit Agreement is hereby amended by adding the text of Schedule I hereto as a new Schedule 2.02 to the Credit Agreement.

(b) The Credit Agreement is hereby amended as set forth on Schedule II hereto.

(c) All references in the Credit Agreement to “Credit Suisse First Boston, Cayman Islands Branch” shall instead refer to Credit Suisse, Cayman Islands Branch.

ARTICLE III

CONSENTS, ACKNOWLEDGEMENTS AND AGREEMENTS

Section 3.01 Consent to Certain Transactions. Notwithstanding anything to the contrary in the Credit Agreement or any Collateral Document, including, without limitation, Sections 7.01, 7.05, 7.06 and 7.09 thereof, the Lenders hereby agree and consent that in connection with the consummation of the transaction or series of transactions constitute the disposition, investment, contribution or other transfer of the bowling products business to the Qubica JV Entity permitted by the Credit Agreement, as amended by this Second Amendment, the Borrower and its Subsidiaries may (i) contribute the intellectual property and other assets of one or more Subsidiaries of the Borrower which comprise the bowling products business to the Qubica JV Entity in exchange for an initial 50% equity interest in the Qubica JV Entity and (ii) hold and receive the Qubica JV Demand Note as an investment in the Qubica JV Entity. The Lenders hereby agree and acknowledge that, upon the request of the Borrower, the Administrative Agent shall (or shall cause the Collateral Agent to) release any security interest in or Lien on any Collateral constituting the stock or assets (including, without limitation, patents and other intellectual property and the goodwill associated therewith) of: (i) AMF Bowling Products, Inc., AMF Bowling Products Mexico, S. de R.L. de C.V., international branches in France, Germany, China, Hong Kong, Japan, Sweden and Australia of AMF Bowling Products, LLC, representative offices in Russia and China of AMF Bowling Products, LLC and the stock and/or assets of AMF Bowling Products International B.V., AMF Bowling India Private Limited, AMF Bowling Poland Sp.zo.o and AMF Bowling Products, Inc., a Russian limited liability company, in each case effective upon or prior to their disposition and contribution to the Qubica JV Entity, (ii) the bowling products business contributed to the Qubica JV Entity pursuant to the Qubica JV Contribution Agreement and (iii) (A) any or all patents and other intellectual property, together with the goodwill associated therewith, related solely to the Borrower’s and its Subsidiaries’ bowling products and amusement products businesses, (B) a royalty-free, perpetual license to use certain AMF trademarks only in the field of bowling and amusement products, equipment and systems and certain services related to the foregoing and (C) a license of the Pinsplash trademark. The Lenders hereby agree and consent to the amendment of the Security Agreement and each of the other Collateral Documents, as applicable, to release from the Lien thereof the assets of the Qubica JV Entity and the Borrower’s and its Subsidiaries’ Equity Interests in the Qubica JV Entity.

Section 3.02 Consent to Credit Linked LC Facility. Notwithstanding anything to the contrary in the Credit Agreement, including as amended by this Second Amendment, at any time on or after the Second Amendment Effective Date and on or prior to the Credit-Linked Facility Effective Date, the Administrative Agent and the Borrower may, with the consent of the other and upon notice to each Lender, amend, modify or supplement the Credit Agreement and any other Senior Finance Document to give full force and effect to the credit-linked letter of credit facility intended to be implemented pursuant to Section 2.05(b) above and to cure any ambiguity, typographical error, defect or inconsistency with respect to such amendments and the other provisions of the Credit Agreement and the other Senior Finance Documents, in each case so long as such amendment, modification or supplement does not adversely affect the rights of any Agent, any Lender or any Issuing Lender in any manner which is inconsistent with the intended effects of the amendments set forth on Schedule II hereto.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

Section 4.01 Conditions to Effectiveness of this Second Amendment. This Second Amendment, and the amendments, waivers and consents contained herein, shall become effective as of the date hereof on the date (the “Second Amendment Effective Date”) when each of the following conditions precedent have been fulfilled (or waived) to the reasonable satisfaction of the Administrative Agent:

(a) Execution and Delivery of this Second Amendment. The Administrative Agent shall have received counterparts of this Second Amendment duly executed by Holdings, the Borrower, the Required Lenders and each Issuing Lender.

(b) Acknowledgement. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit B hereto, duly executed by each of the Persons (other than Holdings and the Borrower) who are or are required by the Senior Finance Documents to be Credit Parties.

(c) Payment of Fees. All costs, fees and expenses due to the Administrative Agent and the Lenders on or before the Second Amendment Effective Date pursuant to the Senior Finance Documents shall have been paid, including, without limitation, the Second Amendment Fee.

(d) Counsel Fees. The Administrative Agent shall have received full payment from the Borrower of the fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP described in Section 6.05 of the First Amendment and in Section 6.05 of this Second Amendment which are billed through the Second Amendment Effective Date.

(e) Fees in Respect of the Second Amendment. The Borrower shall pay to the Administrative Agent for the account of each Consenting Lender a fee (the “Second Amendment Fee”) equal to 25 basis points on each such Consenting Lender’s aggregate Domestic Revolving Commitment, Multi-Currency Revolving Commitment and outstanding principal amount of the Term B Loans, such Second Amendment Fee to be due and payable on the second Business Day following Second Amendment Effective Date.

(f) Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent.

Section 4.02 General Conditions. All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Second Amendment or in any other document delivered in connection therewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent or any Lender may reasonably have requested, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the Second Amendment Effective Date.

Section 4.03 Effects of this Second Amendment.

(a) On the Second Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Second Amendment. On and after the Second Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement, as amended by this Second Amendment. Once the Second Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this Second Amendment. Promptly after the Second Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

(b) Other than as specifically provided herein, this Second Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Senior Finance Document or of any other term or condition of the Credit Agreement or any other Senior Finance Document, nor shall the entering into of this Second Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Second Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Senior Finance Documents, as amended or supplemented to date (including by means of this Second Amendment).

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties. In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this First Amendment, each of Holdings and the Borrower represents and warrants as set forth below:

(a) After giving effect to this Second Amendment, the amendment of the Credit Agreement does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents (other than those Liens that have been or will be terminated to effect the transactions contemplated hereby), and such Liens not so terminated continue unimpaired with the same priority to secure repayment of all Senior Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendment of the Credit Agreement effected pursuant to this Second Amendment or by the execution, delivery, performance or effectiveness of this Second Amendment.

(b) Each of Holdings and the Borrower reaffirms as of the Second Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Collateral Document and other Senior Finance Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Second Amendment on the Second Amendment Effective. Each of Holdings and the Borrower further confirms that each such Senior Finance Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be modified by this Second Amendment.

(c) Both immediately before and immediately after giving effect to this Second Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Senior Finance Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d) This Second Amendment constitutes the legal, valid and binding obligation of each of Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 4.01(b) of this Second Amendment constitute all of the Persons who (together with Holdings and the Borrower) are or are required under the terms of the Senior Finance Documents to be Credit Parties.

(f) The written statements and information contained in this Second Amendment and the other documents, certificates and statements furnished to the Administrative Agent and the Lenders on or prior to the Second Amendment Effective Date by or on behalf of any Credit Party for use in connection with the transactions contemplated by this Second Amendment, taken as a whole, do not, as of the Second Amendment Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Headings. The various headings of this Second Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

Section 6.02 Execution in Counterparts. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

Section 6.03 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 6.04 Governing Law; Entire Agreement. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Second Amendment and the other Senior Finance Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Section 6.05 Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent.

Section 6.06 Senior Finance Document Pursuant to Credit Agreement. This Second Amendment is a Senior Finance Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	KINGPIN INTERMEDIATE CORP.

	By:	/s/ CHRISTOPHER F. CAESAR
	Title:	Vice President, Chief Financial Officer and Assistant Secretary

BORROWER:	AMF BOWLING WORLDWIDE, INC

	By:	/s/ CHRISTOPHER F. CAESAR
	Title:	Senior Vice President, Chief Financial Officer

ADMINISTRATIVE AGENT:	CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

	By:	/s/ S. WILLIAM FOX
	Title:	Director

	By:	/s/ DAVID DODD
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Aeries Finace-II Ltd.

	By:	Patriarch Partners X, LLC, its Managing Agent

	By:	/s/ LYNN TILTON
	Title:	Manager

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

AIM FLOATING RATE FUND
	By:	INVESCO Senior Secured Management, Inc., As Sub-Adviser

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

ARCHIMEDES FUNDING III, LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

	By:	/s/ MICHAEL J. CAMPBELL
	Title:	Managing Director

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

	By:	/s/ MICHAEL J. CAMPBELL
	Title:	Managing Director

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

AVALON CAPITAL LTD. 3
	By:	INVESCO Senior Secured Management, Inc. As Asset Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

BLUE SQUARE FUNDING LIMITED SERIES 3

	By:	/s/ ALICE L. WAGNER
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

BRYN MAWR CLO, Ltd.

	By:	Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ SCOTT MORRISON
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Canyon Capital CLO 2004-1 Ltd.

	By:	/s/ JOSHUA S. FRIEDMAN
	Title:	Managing Director

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager.

Proportionate Voting Provision

The above signed, Canyon Capital CLO 2004-1 Ltd. (“Canyon”), is a Lender to AMF Bowling Worldwide, Inc., dated as of September 20, 2004 (the “Credit Agreement”). Canyon’s approval of a Second Amendment has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Second Amendment in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the Second Amendment (without counting failure to vote or abstentions).

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CHAMPLAIN CLO LTD.

	By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CHARTER VIEW PORTFOLIO

	By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CITIBANK NA

	By:	/s/ DAVID E. GRABER
	Title:	Attorney-In-Fact

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

COSTANTINUS EATON VANCE CDO V, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

	By:	/s/ S. WILLIAM FOX
	Title:	Director

	By:	/s/ DAVID DODD
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CSAM Funding I

	By:	/s/ THOMAS FLANNERY
Title:

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CSAM Funding II

	By:	/s/ THOMAS FLANNERY
Title:

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CSAM Funding IV

	By:	/s/ THOMAS FLANNERY
Title:

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

CUMBERLAND II CLO LTD.
By: Deerfield Capital management LLC as its Collateral Manager

	By:	/s/ SCOTT MORRISON
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management Inc. as Investment Advisor

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE CDO VI LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

ELF FUNDING TRUST I
By: Highland Capital Management, L.P. as Collateral Manager

	By:	/S/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

ENDURANCE CLO I, LTD.
By: ING Capital Advisors, LLC, as Portfolio Manager

	By:	/s/ MICHAEL J. CAMPBELL
	Title:	Managing Director

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ SCOTT MORRISON
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

General Electric Capital Corporation

	By:	/s/ ROBERT M. KADLICK
	Title:	Duly Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

GLENEAGLES CLO, LTD.
BY HIGHLAND CAPITAL MANAGEMENT, L.P. AS COLLATERAL MANAGER

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

	By:	/S/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

HarbourView CLO IV, Ltd.

	By:	/s/ DAVID FOXHOVEN
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Harbourview CLO V, Ltd.

	By:	/s/ DAVID FOXHOVEN
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY
By: Highland Capital Management, L.P., its Investment Advisor

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

HIGHLAND FLOATING RATE ADVANTAGE FUND
By: Highland Capital Management, L.P., Its Investment Advisor

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

HIGHLAND LEGACY LIMITED
By: Highland Capital Management, L.P. as Collateral Manager

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Highland Loan Funding V Ltd.
By: Highland Capital Management L.P. As Collateral Manager

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

ML CLO XV PILGRIM AMERICA (CAYMAN LTD)
By: ING Investments, LLC, as its investment manager

	By:	/s/ THEODORE M. HOONG
	Title:	Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN LTD)
By: ING Investments, LLC, as its investment manager

	By:	/s/ THEODORE M. HOONG
	Title:	Vice President

ING PRIME RATE TRUST
By: ING Investment Management Co., as its investment manager

	By:	/s/ THEODORE M. HOONG
	Title:	Vice President

ING SENIOR INCOME FUND
By: ING Investment Management Co, as its investment manager

	By:	/s/ THEODORE M. HOONG
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Secured Management, Inc., As Collateral Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

JASPER CLO, LTD.
BY HIGHLAND CAPITAL MANAGEMENT, L.P. AS COLLATERAL MANAGER

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Landmark CDO Limited
By Aladdin Capital Management, LLC, as Manager

	By:	/s/ JOHN J. D’ANGELO
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Landmark II CDO Limited
By Aladdin Capital Management, LLC, as Manager

	By:	/s/ JOHN J. D’ANGELO
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Landmark III CDO Limited
By Aladdin Capital Management, LLC, as Manager

	By:	/s/ JOHN J. D’ANGELO
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

LOAN FUNDING IV, LLC
By: Highland Capital Management, L.P. As Portfolio Manager

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

LONG GROVE CLO, LIMITED
By: Deerfield Capital management LLC as its Collateral Manager

	By:	/s/ SCOTT MORRISON
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

MERRILL LYNCH CAPITAL CORPORATION

	By:	/S/ MICHAEL E. O’BRIEN
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

NEMEAN CLO, LTD.
By: ING Capital Advisors LLC, as Investment Manager

	By:	/s/ MICHAEL J. CAMPBELL
	Title:	Managing Director

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

NORTHWOODS CAPITAL III, LIMITED
BY: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER

	By:	/s/ JOSEPH WEKSELBLATT
	Title:	CFO

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER

	By:	/s/ JOSEPH WEKSELBLATT
	Title:	CFO

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
signature page to the second amendment dated as of june 2, 2005 to the Credit Agreement dated as of february 27, 2004 and amended as of september 20, 2005 among KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., the Lenders signatory hereto, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, as Syndication Agent and Documentation Agent

Oppenheimer Senior Floating Rate Fund

	By:	/s/ DAVID FOXHOVEN
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PAM CAPITAL FUNDING, L.P.
	By:	Highland Capital Management, L.P. as Collateral Manager

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PETRUSSE EUROPEAN CLO S.A.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM DIVERSIFIED INCOME TRUST

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM HIGH YIELD ADVANTAGE FUND

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM HIGH YIELD TRUST

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM MASTER INTERMEDIATE INCOME TRUST

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM PREMIER INCOME TRUST

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

PUTNAM VARIABLE TRUST - PVT HIGH YIELD FUND

	By:	/s/ BETH MAZOR
	Title:	V.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

RESTORATION FUNDING CLO, LTD
	By:	Highland Capital Management, L.P. As General Partner

	By:	/s/ TODD A. TRAVERS
	Title:	Assistant Secretary
Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

ROSEMONT CLO, Ltd.
	By:	Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ SCOTT MORRISON
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

SAGAMORE CLO LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

SARATOGA CLO I, LIMITED
	By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research as Investment Advisor

	By:	/s/ MICHAEL B. BOTTHOF
	Title:	Vice President

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

SEQUILS-ING I (HBDGM), LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

	By:	/s/ MICHAEL J. CAMPBELL
	Title:	Managing Director

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

SEQUILS-LIBERTY, LTD
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ THOMAS H.B. EWALD
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Toronto Dominion (New York) LLC

	By:	/s/ MASOOD FIKREE
	Title:	Authorized Signatory

Lender Signature Page to Amendment No. 2 to AMF Bowling Credit Agreement

LENDER:
SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF JUNE 2, 2005 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2004 AND AMENDED AS OF SEPTEMBER 20, 2005 AMONG KINGPIN INTERMEDIATE CORP., AMF BOWLING WORLDWIDE, INC., THE LENDERS SIGNATORY HERETO, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT, AND MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH, AS SYNDICATION AGENT AND DOCUMENTATION AGENT

Venture III CDO Limited
	By	its investment advisor, MJX Asset Management LLC

	By:	/s/ MICHAEL REGAN
	Title:	Director

SCHEDULE I

DESCRIPTION OF ASSETS COMPRISING THE BOWLING PRODUCTS BUSINESS

Description of Assets Comprising Bowling Products Business to be Contributed to the Qubica JV Entity.

The bowling products business contributed to the Qubica JV Entity pursuant to the Qubica JV Contribution Agreement, including, without limitation, the equity interest held in the Subsidiaries (or other entities) of the Group Companies referred to in Pledged Collateral Transfers and Collateral Releases Required in Connection with the Qubica JV Contribution Agreement” below.

The stock or assets (including, without limitation, patents and other intellectual property and the goodwill associated therewith) of: AMF Bowling Products, Inc., AMF Bowling Products Mexico, S. de R.L. de C.V., international branches in France, Germany, China, Hong Kong, Japan, Sweden and Australia of AMF Bowling Products, LLC, representative offices in Russia and China of AMF Bowling Products, LLC and the stock and/or assets of AMF Bowling Products International B.V., AMF Bowling India Private Limited, AMF Bowling Poland Sp.zo.o and AMF Bowling Products, Inc., a Russian limited liability company.

Any or all of its patents and other intellectual property, together with the goodwill associated therewith, related solely to its bowling products and amusement products businesses.

A royalty-free, perpetual license to use certain AMF trademarks only in the field of bowling and amusement products, equipment and systems and certain services related to the foregoing.

Pledged Collateral Transfers and Collateral Releases Required in Connection with the Qubica JV Contribution Agreement.

	Record Owner of Pledged Collateral	Issuer of Pledged Collateral	Description of Pledged Collateral	Percentage of Issuer	Certificate No.
1	AMF Bowling Worldwide Inc.	AMF Holdings, Inc.[1]		100%	1[2]
2	AMF Bowling Worldwide Inc.[3]	AMF Bowling Products, LLC	950.66886883	100%	26
3	AMF Holdings, Inc.[4] [5]	AMF Bowling Products, Inc.	950.66886883	100%	27

[1]	AMF Holdings, Inc., a Delaware corporation and a wholly-owned direct subsidiary of AMF Bowling Worldwide, Inc. is a new entity to be formed in connection with the internal restructuring of the Company in preparation for the contributions into the Qubica JV (the “Restructuring”).

[2]	Share Certificate No. 1 of AMF Holdings, Inc. issued in the name of AMF Bowling Worldwide, Inc. is to be pledged to, and held by, the Collateral Agent.

[3]	Certificate No. 26 of AMF Bowling Products, Inc. issued in the name of AMF Bowling Worldwide Inc. and held by the Collateral Agent, is to be cancelled in connection with the contribution by AMF Bowling Worldwide Inc. of all the outstanding capital stock of AMF Bowling Products, Inc. to AMF Holdings, Inc.

[4]	Certificate No. 27 of AMF Bowling Products, Inc. is to be newly issued in the name of AMF Holdings, Inc. and pledged to, and held by, the Collateral Agent.

4	AMF Bowling Worldwide Inc. [6] [7]	AMF Bowling Products, LLC [8]		100%	1
5	AMF Bowling Products, Inc. [9]	AMF Bowling Products International B.V.	N/A	65%	Uncertificated (filed locally)
6	AMF Bowling Products, LLC [10] [11]

[5]	Certificate No. 27 of AMF Bowling Products, Inc. issued in the name of AMF Holdings, Inc. is to be cancelled in connection with the conversion of AMF Bowling Products, Inc. into a Virginia limited liability company.

[6]	Share Certificate No. 1 of AMF Bowling Products, LLC is to be newly issued in the name of AMF Holdings, Inc. and pledged to, and held by, the Collateral Agent.

[7]	Share Certificate No. 1 of AMF Bowling Products, LLC issued in the name of AMF Holdings, Inc. and held by the Collateral Agent is to be released in connection with the contribution by AMF Holdings, Inc. of all of the outstanding membership interests of AMF Bowling Products, LLC to the Qubica JV.

[8]	Prior to the Domestic Contribution, AMF Bowling Products, LLC will transfer all of its collateral related to the Billiards Business to [Newco Sub], a Delaware limited liability company and wholly-owned direct subsidiary of AMF Holding, Inc. to be formed in connection with the Restructuring

[9]	Local filings representing ownership of AMF Bowling Products, Inc. in AMF Bowling Products International B.V. are to be cancelled.

[10]	Local filings representing ownership of AMF Bowling Products, LLC in AMF Bowling Products International B.V. are to be made in connection with the conversion of AMF Bowling Products, Inc. into a Virginia limited liability company.

[11]	Local filings representing ownership of AMF Bowling Products, LLC in AMF Bowling Products International B.V. are to be cancelled in connection with the contribution by AMF Bowling Products, LLC of all of the outstanding capital stock of AMF Bowling Products International B.V. to the Qubica JV.

Schedule I

SCHEDULE II

Provisions Pertinent to Credit-Linked LC Commitments

(a) Amendments to Article I of the Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Credit-Linked Foreign Currency LC Committed Amount” has the meaning set forth in Section 2.05(b).

“Credit-Linked Foreign Currency LC Exposure” means at any time, the sum of (i) the Dollar Amount of the aggregate undrawn and unexpired amount of all outstanding Credit-Linked Foreign Currency Letters of Credit at such time plus (ii) the Dollar Amount of the aggregate amount of Credit-Linked LC Disbursements in respect of Credit-Linked Foreign Currency Letters of Credit that have not been reimbursed at such time.

“Credit-Linked LC Availability Period” means the period from the Credit-Linked LC Facility Effective Date to the Credit-Linked LC Termination Date.

“Credit-Linked LC Cash Collateral Account” means a Securities Account or Deposit Account (each as defined in the Security Agreement) established with or in the possession or under the control of the Collateral Agent into which cash is deposited from time to time to Cash Collateralize Credit-Linked LC Obligations.

“Credit-Linked LC Commitment” means, with respect to any Lender, the commitment of such Lender, in an aggregate principal amount at any time outstanding of up to such Lender’s Credit-Linked LC Commitment Percentage of the Credit-Linked LC Committed Amount, (i) to make Credit-Linked LC Loans in accordance with the provisions of Section 2.01(c) and to make Credit-Linked Deposits in accordance with the provisions of Section 2.01(d) and (ii) to purchase Participation Interests in Credit-Linked Letters of Credit in accordance with the provisions of Section 2.05(f).

“Credit-Linked LC Commitment Percentage” means, for each Lender, the percentage identified as its Credit-Linked LC Commitment Percentage in its Notice of Credit-Linked LC Commitment, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 10.06(b).

“Credit-Linked LC Committed Amount” has the meaning set forth in Section 2.05(b).

“Credit-Linked LC Deposit” shall mean, as to each Credit-Linked LC Lender, the cash deposit made by such Credit-Linked LC Lender pursuant to Section 2.01(d), as such deposit may be reduced from time to time pursuant to the terms of this Agreement and reduced or increased from time to time pursuant to assignments by or to such Credit-Linked LC Lender pursuant to Section 10.06(b).

“Credit-Linked LC Deposit Account” shall mean the account of, and established by, the Administrative Agent under its sole and exclusive control and maintained at the office of the Administrative Agent, and designated as the “AMF Bowling Worldwide, Inc. Credit-Linked LC Deposit Account” that shall be used solely for the purposes set forth in Section 2.05(k).

“Credit-Linked LC Deposit Cost Amount” shall mean, initially 10 basis points, and upon notice to the Credit-Linked LC Lenders, such amount (expressed in basis points) as shall be reasonably determined by the Administrative Agent based on the term on which the Credit-Linked LC Deposits are invested from time to time and representing the Administrative Agent’s cost for investing the Credit-Linked LC Deposits and any reserve costs attributable thereto.

“Credit-Linked LC Disbursement” means a payment or disbursement made by an Issuing Lender pursuant to a Credit-Linked Letter of Credit.

“Credit-Linked LC Foreign Currency Letter of Credit” means a Credit-Linked Letter of Credit denominated in an Available Foreign Currency other than Dollars.

“Credit-Linked LC Facility Effective Date” means the date on or after the Second Amendment Effective Date when all of the conditions set forth in Section 4.03 have been satisfied.

“Credit-Linked LC Lender” shall mean each Lender having a Credit-Linked LC Commitment and/or an outstanding Credit-Linked LC Loan and/or Credit-Linked LC Deposit.

“Credit-Linked LC Loan” shall mean a Loan made by a Credit-Linked LC Lender pursuant to Section 2.01(c).

“Credit-Linked LC Margin” means the interest rate margin specified pursuant to, or calculated by reference to any margin ratchet provisions which may be specified pursuant to, a written letter agreement to be entered into on or about the Credit-Linked LC Facility Effective Date between the Borrower and the Administrative Agent (on behalf of the Credit-Linked LC Lenders).

“Credit-Linked LC Note” means a promissory note, substantially in the form of Exhibit B-3 hereto, evidencing the obligation of the Borrower to repay outstanding Credit-Linked LC Loans, as such note may be amended, modified or supplemented from time to time.

“Credit-Linked LC Obligations” means at any time, the sum of (i) the maximum Dollar Amount which is, or at any time thereafter may become, available to be drawn under Credit-Linked Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Credit-Linked Letters of Credit plus, without duplication, (ii) the aggregate Dollar Amount of all Credit-Linked LC Disbursements not yet reimbursed by the Borrower as provided in Section 2.05(i) to the applicable Issuing Lenders in respect of drawings under Credit-Linked Letters of Credit, including any portion of any such obligation to which a Lender has become subrogated pursuant to Section 2.05(k).

“Credit-Linked LC Outstandings” means at any date the aggregate outstanding principal amount of all Credit-Linked LC Loans plus the aggregate outstanding amount of all Credit-Linked LC Obligations.

“Credit-Linked LC Termination Date” means the fifth anniversary of the Closing Date (or, if such day is not a Business Day, the next preceding Business Day) or such earlier date upon which the Credit-Linked LC Commitments shall have been terminated in their entirety in accordance with this Agreement.

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“Credit-Linked Letter of Credit” means a Standby Letter of Credit and/or a Trade Letter of Credit issued pursuant to Section 2.05(b) or redesignated as such pursuant to Section 2.05(c).

“Credit-Linked Letter of Credit Fee” has the meaning set forth in Section 2.11(b).

“Notice of Credit-Linked LC Commitment” means a notice, substantially in the form of Exhibit C-2 hereto, delivered by a Lender to the Administrative Agent and the Borrower pursuant to which such Lender shall designate its Credit-Linked LC Commitment Percentage to become effective on the Credit-Linked LC Facility Effective Date.

“Required Credit-Linked LC Lenders” means Lenders whose aggregate Credit-Linked LC Credit Exposure (as hereinafter defined) constitutes more than 50% of the Credit-Linked LC Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Credit-Linked LC Lenders such Lender and the aggregate principal amount of Credit-Linked LC Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term “Credit-Linked LC Credit Exposure” as applied to each Lender shall mean (i) at any time prior to the termination of the Credit-Linked LC Commitments, the Credit-Linked LC Commitment Percentage of such Lender multiplied by the Credit-Linked LC Committed Amount, and (ii) at any time after the termination of the Credit-Linked LC Commitments, the sum of (A) the principal balance of the outstanding Credit-Linked LC Loans of such Lender plus (B) the Dollar Amount of such Lender’s Participation Interests in all Credit-Linked LC Obligations.

“Revolving Availability Period” means the period from the Closing Date to the Revolving Termination Date.

“Revolving Foreign Currency LC Committed Amount” has the meaning set forth in Section 2.05(a).

“Revolving Foreign Currency LC Exposure” means at any time, the sum of (i) the Dollar Amount of the aggregate undrawn and unexpired amount of all outstanding Revolving Foreign Currency Letters of Credit at such time plus (ii) the Dollar Amount of the aggregate amount of Revolving LC Disbursements in respect of Revolving Foreign Currency Letters of Credit that have not been reimbursed at such time.

“Revolving Foreign Currency Letter of Credit” means a Revolving Letter of Credit denominated in an Available Foreign Currency other than Dollars.

“Revolving LC Cash Collateral Account” means the “LC Cash Collateral Account” as defined in the Security Agreement.

“Revolving LC Committed Amount” has the meaning set forth in Section 2.05(a).

“Revolving LC Disbursement” means a payment or disbursement made by an Issuing Lender pursuant to a Revolving Letter of Credit.

“Revolving LC Obligations” means at any time, the sum of (i) the maximum Dollar Amount which is, or at any time thereafter may become, available to be drawn under Revolving Letters of Credit then outstanding, assuming compliance with all requirements for

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drawings referred to in such Revolving Letters of Credit plus, without duplication, (ii) the aggregate Dollar Amount of all Revolving LC Disbursements not yet reimbursed by the Borrower as provided in Section 2.05(i) to the applicable Issuing Lenders in respect of drawings under Revolving Letters of Credit, including any portion of any such obligation to which a Lender has become subrogated pursuant to Section 2.05(j).

“Revolving Letter of Credit” means a Trade Letter of Credit and/or a Standby Letter of Credit issued pursuant to Section 2.05(a), in each case unless and until the same shall be re-designated as a Credit-Linked Letter of Credit in accordance with Section 2.05(c).

“Revolving Letter of Credit Fee” has the meaning set forth in Section 2.11(b).

“Second Amendment” means the Second Amendment to Credit Agreement dated as of June __, 2005.

“Second Amendment Effective Date” means the date of the satisfaction of the conditions precedent set forth in Article IV of the Second Amendment.

(ii) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Availability Period”, and “Foreign Currency LC Committed Amount” in their entirety.

(iii) The definitions of each of the terms “Cash Collateralize”, “Foreign Currency LC Exposure”, “Foreign Currency Letter of Credit”, “LC Cash Collateral Account”, “LC Commitment”, “LC Disbursement”, “LC Obligations”, “Letter of Credit Fee” and “Maturity Date” set forth in Section 1.01 of the Credit Agreement are hereby amended and restated to read in full as follows:

“Cash Collateralize” means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Issuing Lenders, the Domestic Revolving Lenders and/or the Credit-Linked LC Lenders, as applicable, as collateral for one or more LC Obligations, cash or deposit balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Lenders.

“Foreign Currency LC Exposure” means a Revolving Foreign Currency LC Exposure and/or a Credit-Linked Foreign Currency LC Exposure, as the context may require.

“Foreign Currency Letter of Credit” means a Revolving Foreign Currency Letter of Credit and/or a Credit-Linked LC Foreign Currency Letter of Credit, as the context may require.

“LC Cash Collateral Account” means the Revolving LC Cash Collateral Account and/or the Credit-Linked LC Cash Collateral Account, as the context may require.

“LC Commitment” means the commitment of one or more Issuing Lenders to issue (i) Revolving Letters of Credit in an aggregate face amount (calculated at the Dollar Amount thereof) at any one time outstanding (together with the aggregate Dollar Amount of any unreimbursed drawings thereon) of up to the Revolving LC Committed Amount and/or (ii) Credit-Linked Letters of Credit in an aggregate face amount (calculated at the Dollar Amount thereof) at any one time outstanding (together with the aggregate Dollar Amount of any unreimbursed drawings thereon) of up to the Credit-Linked LC Committed Amount.

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“LC Disbursement” means a Revolving LC Disbursement and/or a Credit-Linked LC Disbursement, as the context may require.

“LC Obligations” means the Revolving LC Obligations and/or the Credit-Linked LC Obligations, as the context may require.

“Letter of Credit Fee” means a Revolving Letter of Credit Fee and/or a Credit-Linked Letter of Credit Fee, as the context may require.

“Maturity Date” means (i) as to Revolving Loans, the Revolving Termination Date, (ii) as to Credit-Linked LC Loans, the Credit-Linked LC Termination Date and (iii) as to Term Loans, the Term Maturity Date.

(iv) The definition of “Assignment and Acceptance” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “Exhibit C” set forth therein with the phrase “Exhibit C-1”.

(v) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, Credit-Linked LC Commitment” immediately following the phrase “Multi-Currency Revolving Commitment” in clause (i) thereof and by inserting the phrase “Notice of Credit-Linked LC Commitment or” immediately before the phrase “Assignment and Acceptance” set forth therein.

(vi) The definition of “Consolidated Adjusted Working Capital” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “and/or Credit-Linked LC Loans” immediately following the phrase “Revolving Loans” in each of clauses (ii)(B) and (ii)(C) thereof.

(vii) The definition of “Consolidated Scheduled Debt Payments” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “and Credit-Linked LC Loans” immediately following the phrase “Multi-Currency Revolving Loans”.

(viii) The definition of “Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, the Credit-Linked LC Termination Date” immediately following the phrase “the Revolving Termination Date” in clause (vi) thereof.

(ix) The definition of “Debt Equivalents” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, the Credit-Linked LC Termination Date” immediately following the phrase “the Revolving Termination Date” in clause (C) thereof.

(x) The definition of “Domestic Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) inserting “Revolving” immediately following the phrase “Participation Interests in” in clause (ii) thereof and (B) substituting the phrase “Section 2.05(f)” in place of the phrase “Section 2.05(d)”.

(xi) The definition of “Domestic Revolving Outstandings” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting “Revolving” immediately following the phrase “amount of all”.

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(xii) The definition of “Evergreen Letter of Credit” set forth in Section 1.01 of the Credit Agreement is hereby amended by substituting the phrase “Section 2.05(d)” for the phrase “Section 2.05(b)”.

(xiii) The definition of “Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) inserting the phrase “and/or Credit-Linked LC Loans” immediately following the phrase “Revolving Loans” in each of clauses (iii)(y), (vi)(D) and (viii)(y) thereof and (B) inserting the phrase “and/or Credit-Linked LC Commitment, respectively,” immediately following the phrase “the Revolving Commitments” in clause (vi)(D) thereof.

(xiv) The definition of “Government Acts” set forth in Section 1.01 of the Credit Agreement is hereby amended by substituting the phrase “Section 2.05(s)(i)” for the phrase “Section 2.05(p)(i)”.

(xv) The definition of “Interest Payment Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “and Credit-Linked LC Deposits” immediately following the phrase “Base Rate Loans” in clause (i) thereof.

(xvi) The definition of “Issuing Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “(b) and (c),” immediately following the phrase “Section 2.05(a)” in clause (i) thereof.

(xvii) The definition of “Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended in inserting the phrase “, each Lender or Eligible Assignee which becomes a Credit-Linked LC Lender on the Credit-Linked LC Facility Effective Date by delivering a Notice of Credit-Linked LC Commitment” immediately prior to the phrase “and there respective successors” contained therein.

(xviii) The definition of “Letter of Credit” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) substituting the phrase “any Revolving” for the phrase “a Standby” and (B) substituting the phrase “Credit-Linked” for the word “Trade”.

(xix) The definition of “Letter of Credit Request” set forth in Section 1.01 of the Credit Agreement is hereby amended by substituting the phrase “Section 2.05(d)” for the phrase “Section 2.05(b)”.

(xx) The definition of “Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) inserting the phrase “, a Credit-Linked LC Loan” immediately following the phrase “a Revolving Loan” and (B) inserting the phrase “, Credit-Linked LC Loan” immediately following the phrase “any Revolving Loans”.

(xxi) The definition of “Non-Renewal Notice Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by substituting the phrase “Section 2.05(d)” for the phrase “Section 2.05(b)”.

(xxii) The definition of “Note” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, Credit-Linked LC Note” immediately following the phrase “a Revolving Note”.

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(xxiii) The definition of “Participation Interest” set forth in Section 1.01 of the Credit Agreement is hereby amended by substituting the phrase “Section 2.05(f)” for the phrase “Section 2.05(d)”.

(xxiv) The definition of “Required Domestic Revolving Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting “Revolving” immediately following the phrase “Participation Interests in all” in clause (ii)(B) of the second sentence thereof.

(xxv) The definition of “Credit Exposure” contained in the definition of “Required Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in full as follows:

“For purposes of the preceding sentence, the term “Credit Exposure” as applied to each Lender shall mean (i) at any time prior to the termination of the Commitments, the sum of (A) the Domestic Revolving Commitment Percentage of such Lender multiplied by the Domestic Revolving Committed Amount plus (B) the Multi-Currency Revolving Commitment Percentage of such Lender multiplied by the Multi-Currency Revolving Committed Amount plus (C) the Credit-Linked LC Commitment Percentage of such Lender multiplied by the Credit-Linked LC Committed Amount plus (D) the Term B Commitment Percentage of such Lender multiplied by the aggregate principal amount of the Term B Loans outstanding at such time, and (ii) at any time after the termination of the Commitments, the sum of (A) the aggregate Dollar Amount of the outstanding Loans of such Lender plus (B) the Dollar Amount of such Lender’s Participation Interests in all LC Obligations.”

(xxvi) The definition of “Subordinated Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, the Credit-Linked Termination Date” immediately following the phrase “the Revolving Termination Date” in clause (ii)(A) thereof.

(xxvii) The definition of “Subordinated Seller Paper” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, the Credit-Linked Termination Date” immediately following the phrase “the Revolving Termination Date” in clause (ii) thereof.

(xxviii) The definition of “Unused Revolving Commitment Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting “Revolving” immediately following the phrase “of all outstanding” in clause (ii)(B) thereof.

(b) Amendments to Article II of the Credit Agreement.

(i) Section 2.01(a) of the Credit Agreement is hereby amended by inserting “Revolving” immediately after each of the phrases “from time to time during the”, “repaid and all reimbursements of” and “Participation Interests in outstanding to the first sentence thereof” in clause (i) thereof and immediately following the phrase “from time to time during the” in clause (ii) thereof.

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(ii) Section 2.01 of the Credit Agreement is hereby amended by adding the following as new clauses (c) and (d) immediately following clause (b) thereof:

(c) Credit-Linked LC Loans. Each Credit-Linked LC Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Credit-Linked LC Loans to the Borrower pursuant to Section 2.05(k) from time to time during the Credit-Linked LC Availability Period in amounts such that immediately after giving effect to each such Credit-Linked LC Loan, (i) the aggregate Credit-Linked LC Outstandings shall not exceed the Credit-Linked LC Committed Amount and (ii) with respect to each Credit-Linked LC Lender individually, such Lender’s outstanding Credit-Linked LC Loans plus its Credit-Linked LC Commitment Percentage of all outstanding Credit-Linked LC Obligations shall not exceed such Lender’s Credit-Linked LC Commitment.

(d) Credit-Linked LC Deposits.

(i) On the Credit-Linked LC Facility Effective Date, each Credit-Linked LC Lender shall pay to the Administrative Agent such Lender’s Credit-Linked LC Deposit in the amount of its Credit-Linked LC Commitment. The Credit-Linked LC Deposits shall be held by the Administrative Agent in (or credited to) the Credit-Linked LC Deposit Account, and no Person other than the Administrative Agent shall have a right of withdrawal from the Credit-Linked LC Deposit Account or any other right or power with respect to the Credit-Linked LC Deposits. Notwithstanding anything herein to the contrary, the funding obligation of each Lender in respect of its participation in Credit-Linked Letters of Credit and Credit-Linked LC Loans shall be satisfied in full upon the funding of its Credit-Linked LC Deposit. Each of the Administrative Agent, each Issuing Lender and each Credit-Linked LC Lender hereby acknowledges and agrees (i) that each Credit-Linked LC Lender is funding its Credit-Linked LC Deposit to the Administrative Agent for application in the manner contemplated by Sections 2.03 and 2.05, (ii) the Administrative Agent shall invest the Credit-Linked LC Deposits in such investments as may be reasonably determined from time to time by the Administrative Agent and (iii) the Administrative Agent shall pay to each Lender a return on its Credit-Linked LC Deposit (except (A) for the avoidance of doubt, during periods when such Credit-Linked LC Deposits are used to fund Credit-Linked LC Loans or (B) as otherwise provided in Sections 2.01(d)(ii) and (iii)) for each calendar quarter (or portion thereof) during which such Credit-Linked LC Deposit is outstanding, such return to accrue at a rate equal to the three-month Adjusted Eurocurrency Rate in effect for such calendar quarter (or portion thereof), as applicable, less the Credit-Linked LC Deposit Cost Amount at such time. Such payment shall be made by the Administrative Agent in arrears on each Interest Payment Date applicable to the Credit-Linked LC Deposits. For the avoidance of doubt, the obligation of the Administrative Agent to make the payments to the Credit-Linked LC Lenders as provided in clause (iii) above shall be solely the obligation of the Administrative Agent and no Loan Party shall have any obligation in respect of such payments.

(ii) No Loan Party shall have any right, title or interest in or to the Credit-Linked LC Deposit Account or the Credit-Linked LC Deposits and no obligations with respect thereto (other than as provided in this Agreement), it being acknowledged and agreed by the parties hereto that the funding of the Credit-Linked LC Deposits by the Credit-Linked LC Lenders, and the application of the Credit-Linked LC Deposits in the manner contemplated by Sections 2.05(i) and (k) constitute agreements among the Administrative Agent, each relevant Issuing Lender and each Credit-Linked LC Lender with respect to the participation in the Credit-Linked LC Letters of Credit and do not constitute any loan or extension of credit to the Borrower or any other Loan Party.

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(iii) If any Credit-Linked LC Loan is repaid by the Borrower on a day other than on the last day of an Interest Period applicable to the Credit-Linked LC Deposits, the Administrative Agent shall, upon receipt thereof, invest such amounts in overnight or short-term cash equivalent investments until the end of the Interest Period at the time in effect and the Borrower shall pay to the Administrative Agent, upon the Administrative Agent’s request therefore, the amount, if any, by which the interest accrued on a like amount of the Credit-Linked LC Deposits at the Adjusted Eurocurrency Rate for the Interest Period in effect therefore shall exceed the interest earned through the investment of the amount so reimbursed for the period from the date of such reimbursement through the end of the applicable Interest Period, as determined by the Administrative Agent (such determination shall, absent manifest error, be presumed correct and binding on all parties hereto) and set forth (together with reasonably detailed supporting documentation) in the request for payment delivered to the Borrower. In the event that the Borrower shall fail to pay any amount due under this Section 2.01(d)(iii), the interest payable by the Administrative Agent to the Credit-Linked LC Lenders on their Credit-Linked LC Deposits under Section 2.01(d)(i) shall be correspondingly reduced and the Credit-Linked LC Lenders shall without further act succeed, ratably in accordance with their Credit-Linked LC Commitment Percentages, to the rights of the Administrative Agent with respect to such amount due from the Borrower. All repayments of Credit-Linked LC Loans and all reimbursements of Credit-Linked LC Disbursements under a Credit-Linked Letter of Credit that has been funded by the Credit-Linked LC Lenders from the Credit-Linked LC Deposits, in each case received by the Administrative Agent prior to the termination of the Credit-Linked LC Commitment, shall be paid over to the Administrative Agent which will deposit the same in the Credit-Linked LC Deposit Account.

(iii) Section 2.03(b) of the Credit Agreement is hereby amended by adding the following immediately after the “.” at the end thereof:

Each Credit-Linked LC Lender hereby irrevocably authorizes the Administrative Agent to fund each Credit-Linked LC Loan to be made by it hereunder solely by withdrawing from the Credit-Linked LC Deposit Account a portion of such Credit-Linked LC Lender’s Credit-Linked LC Deposit equal to such Credit-Linked LC Lender’s Credit-Linked LC Commitment Percentage of such Credit-Linked LC Loan.

(iv) Section 2.04(d) of the Credit Agreement is hereby amended to read in full as follows:

(d) Notes. Notwithstanding any other provision of this Agreement, if any Lender shall request and receive a Note or Notes as provided in Section 10.06 or otherwise, then the Loans of such Lender shall be evidenced by one or more Revolving Notes, Term Notes, or Credit-Linked LC Notes as applicable, in each case, substantially in the form of Exhibit B-1, B-2, or B-3 as applicable, payable to the order of such Lender for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Lender’s Domestic Revolving Loans, Multi-Currency Revolving Loans, Term B Loans or Credit-Linked LC Loans, as applicable.

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(v) Section 2.05 of the Credit Agreement is hereby amended to read in full as follows:

(a) Revolving Letters of Credit. Each Issuing Lender agrees, on the terms and conditions set forth in this Agreement, to issue Revolving Letters of Credit denominated in Dollars or an Available Foreign Currency from time to time before the 30th day prior to the Revolving Termination Date for the account, and upon the request, of the Borrower and in support of (i) trade obligations of the Borrower and/or its Subsidiaries, which shall be payable at sight (each such letter of credit, a “Trade Letter of Credit” and, collectively, the “Trade Letters of Credit”) and (ii) such other obligations of the Borrower that are acceptable to the Domestic Revolving Lenders (each such letter of credit, a “Standby Letter of Credit” and, collectively, the “Standby Letters of Credit”); provided that, immediately after each Revolving Letter of Credit is issued, (i) the aggregate Revolving LC Obligations shall not exceed $25,000,000 (the “Revolving LC Committed Amount”), (ii) the aggregate Domestic Revolving Outstandings shall not exceed the Domestic Revolving Committed Amount; (iii) the Aggregate Revolving Outstandings shall not exceed the Aggregate Revolving Committed Amount, (iv) with respect to each individual Domestic Revolving Lender, the aggregate outstanding principal amount of the Domestic Revolving Lender’s Domestic Revolving Loans plus the aggregate Dollar Amount of its Participation Interests in outstanding Revolving LC Obligations shall not exceed such Domestic Revolving Lender’s Domestic Revolving Commitment Percentage of the Domestic Revolving Committed Amount; and (v) the Revolving Foreign Currency LC Exposure shall not exceed $10,000,000 (the “Revolving Foreign Currency LC Committed Amount”). Notwithstanding the foregoing, the account party for each Revolving Letter of Credit shall be the Borrower.

(b) Credit-Linked Letters of Credit. Each Issuing Lender agrees, on the terms and conditions set forth in this Agreement, to issue Credit-Linked Letters of Credit denominated in Dollars or an Available Foreign Currency from time to time on or after the Credit-Linked LC Facility Effective Date and before the 30th day prior to the Credit-Linked Termination Date for the account, and upon the request, of the Borrower; provided that, immediately after each Credit-Linked Letter of Credit is issued, (i) the Credit-Linked LC Outstandings shall not exceed $20,000,000 (the “Credit-Linked LC Committed Amount”) and (ii) the Credit-Linked Foreign Currency LC Exposure shall not exceed $10,000,000 ((the “Credit-Linked Foreign Currency LC Committed Amount”). Notwithstanding the foregoing, the account party for each Credit-Linked Letter of Credit shall be the Borrower.

(c) Re-designation of Revolving Letters of Credit as Credit-Linked Letters of Credit. In the event that a Revolving Letter of Credit is outstanding at a time when there is availability to support the issuance of a new Credit-Linked Letter of Credit in accordance with the terms of this Agreement in a stated amount at least equal to the stated amount of such Revolving Letter of Credit, the Borrower shall have the right, upon written notice to the Administrative Agent and the respective Issuing Lender, to re-designate such Revolving Letter of Credit as a Credit-Linked Letter of Credit, in each case so long as (i) each such Credit-Linked Letter of Credit may otherwise be issued in accordance with, and will not violate, the limitations and requirements of Section 2.05(b) and (ii) the Borrower certifies in writing to the Administrative Agent and the respective Issuing Lender that the conditions specified in Section 4.02(b) and (c) are then satisfied. Upon satisfaction of the aforesaid conditions, (i) the respective LC Issuer shall re-designate the affected Revolving Letter of Credit as a Credit-Linked Letter of Credit, and (ii) a new Credit-Linked Letter of Credit shall be deemed issued at such time under this Agreement. Each request by the Borrower for the re-designation of a Letter of Credit

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under this Section 2.05(c) shall be deemed to be a representation by the Borrower that the re-designation of such Letter of Credit complies with the conditions set forth herein.

(d) Method of Issuance of Letters of Credit. The Borrower shall give the applicable Issuing Lender notice (with a copy to the Administrative Agent) substantially in the form of Exhibit A-3 hereto (a “Letter of Credit Request”) of the requested issuance or amendment of a Letter of Credit prior to 1:00 P.M. on the proposed date of the issuance or amendment of Trade Letters of Credit (which shall be a Business Day) and at least three Business Days before the proposed date of issuance or extension of Standby Letters of Credit (which shall be a Business Day) (or such shorter period as may be agreed by the applicable Issuing Lender in any particular instance). In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Request shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) whether the requested Letter of Credit is to be a Revolving Letter of Credit or a Credit-Linked Letter of Credit; (ii) the name of the Borrower requesting the issuance of such Letter of Credit; (iii) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (iv) the currency in which such Letter of Credit is to be denominated (which shall be Dollars or an Available Foreign Currency); (v) the amount thereof (in the applicable currency); (vi) the expiry date thereof; (vii) the name and address of the beneficiary thereof; (viii) the documents to be presented by such beneficiary in case of any drawing thereunder; (ix) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (x) such other matters as the Issuing Lender may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Request shall specify in form and detail reasonably satisfactory to the Issuing Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment thereof (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Lender may require. If requested by the applicable Issuing Lender, the Borrower shall also submit a letter of credit application or such Issuing Lender’s standard form in connection with any request for a letter of credit. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit. Subject to the provisions of the following paragraph with respect to Evergreen Letters of Credit, no Letter of Credit shall have a term of more than one year or shall have a term extending or be extendible beyond the fifth Business Day before the Revolving Termination Date, in the case of Revolving Letters of Credit and the fifth Business Day before the Credit-Linked LC Termination Date, in the case of Credit-Linked Letters of Credit.

If the Borrower so requests in any applicable Letter of Credit Request, the Issuing Lender may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Evergreen Letter of Credit”); provided that any such Evergreen Letter of Credit must permit the Issuing Lender to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Issuing Lender, the Borrower shall not be required to make a specific request to the Issuing Lender for any such renewal. Once an Evergreen Letter of Credit has been issued, the Domestic Revolving Lenders (in the case of a Revolving Letter of Credit) or the Credit-Linked LC Lenders (in the case of a Credit-Linked Letter of Credit) shall be deemed to have authorized (but may not require) the Issuing Lender to permit the renewal of such Letter of Credit at any time to a date not later than the Revolving Termination

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Date and/or the Credit-Linked LC Termination Date, as applicable; provided, however, that the Issuing Lender shall not permit any such renewal if (i) the Issuing Lender would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof or (ii) it has received notice (which may be by telephone or in writing) on or before the Business Day immediately preceding the Nonrenewal Notice Date (A) from the Administrative Agent that the Required Domestic Revolving Lenders or the Required Credit-Linked LC Lenders, as applicable, have elected not to permit such renewal or (B) from the Administrative Agent, any Domestic Revolving Lender (in the case of a Revolving Letter of Credit), any Credit-Linked LC Lender (in the case of a Credit-Linked Letter of Credit), or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. Notwithstanding anything to the contrary contained herein, the Issuing Lender shall have no obligation to permit the renewal of any Evergreen Letter of Credit at any time.

Promptly after receipt of any Letter of Credit Request, the Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Request from the Borrower and, if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. Upon receipt by the Issuing Lender of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions thereof, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Lender’s usual and customary business practices.

Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(e) Conditions to Issuance of Letters of Credit. The issuance by an Issuing Lender of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 4.02, be subject to the conditions precedent that (i) such Letter of Credit shall be reasonably satisfactory in form and substance to the applicable Issuing Lender, (ii) the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Lender shall have reasonably requested, (iii) the Issuing Lender shall have confirmed with the Administrative Agent on the date of (and after giving effect to) such issuance that (A) in the case of the issuance of a Revolving Letter of Credit, (x) the aggregate amount of all Revolving LC Obligations will not exceed the Revolving LC Committed Amount, (y) the aggregate Domestic Revolving Outstandings will not exceed the Domestic Revolving Committed Amount, and (z) the Aggregate Revolving Outstandings will not exceed the Aggregate Revolving Committed Amount, (B) in the case of the issuance of a Credit-Linked Letter of Credit, the aggregate amount of all Credit-Linked LC Obligations will not exceed the Credit-Linked LC Committed Amount, and (C) in the case of the issuance of (x) a Revolving Foreign Currency Letter of Credit, the Revolving Foreign Currency LC Exposure will not exceed the Revolving Foreign Currency LC Committed Amount and (y) a Credit-Linked Foreign Currency Letter of Credit, the Credit-Linked Foreign Currency LC Exposure will not exceed the Credit-Linked Foreign Currency LC Committed Amount; (iv) the Issuing Lender shall not have been notified by the Administrative Agent that any condition specified in Section 4.02(b) or (c) is not satisfied on the date such Letter of Credit is to be

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issued and (v) in the case of the issuance of a Credit-Linked Foreign Currency Letter of Credit, the Borrower shall have Cash Collateralized 5% of the initial face amount of such Credit-Linked Foreign Currency Letter of Credit. Notwithstanding any other provision of this Section 2.05, no Issuing Lender shall be under any obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having a force of Law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Lender in good faith deems material to it; or (ii) the issuance of such Letter of Credit shall violate any applicable general policies of such Issuing Lender.

(f) Purchase and Sale of Letter of Credit Participations. Upon the issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall be deemed, without further action by any party hereto, (i) in the case of the issuance of a Revolving Letter of Credit, to have sold to each Domestic Revolving Lender, and each Domestic Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Lender, without recourse or warranty, an undivided participation interest in such Revolving Letter of Credit and the related Revolving LC Obligations in the proportion its Domestic Revolving Commitment Percentage bears to the Domestic Revolving Committed Amount and (ii) in the case of the issuance of a Credit-Linked Letter of Credit, to have sold to each Credit-Linked LC Lender, and each Credit-Linked LC Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Lender, without recourse or warranty, an undivided participation interest in such Credit-Linked Letter of Credit and the related Credit-Linked LC Obligations in the proportion its Credit-Linked LC Commitment Percentage bears to the Credit-Linked LC Committed Amount (although any fronting fees payable under Section 2.11 shall be payable directly to the Administrative Agent for the account of the applicable Issuing Lender, and the Lenders (other than such Issuing Lender) shall have no right to receive any portion of any such fronting fee) and any security therefor or guaranty pertaining thereto. Upon any change in the Domestic Revolving Commitments or Credit-Linked LC Commitments pursuant to Section 10.06, there shall be an automatic adjustment to the Participation Interests in all applicable outstanding Letters of Credit and all LC Obligations to reflect the adjusted Domestic Revolving Commitments and/or Credit-Linked LC Commitments of the assigning and assignee Lenders or of all Lenders having Domestic Revolving Commitments and/or Credit-Linked LC Commitments, as the case may be.

(g) Drawings Under Letters of Credit. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Lender shall determine in accordance with the terms of such Letter of Credit whether such drawing should be honored. If the Issuing Lender determines that any such drawing shall be honored, such Issuing Lender shall make available to such beneficiary in accordance with the terms of such Letter of Credit the amount of the drawing and shall

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notify the Borrower and the Administrative Agent as to the amount to be paid as a result of such drawing and the payment date.

(h) Duties of Issuing Lenders to Domestic Revolving Lenders and Credit-Linked LC Lenders; Reliance. In determining whether to pay under any Letter of Credit, the relevant Issuing Lender shall not have any obligation relative to the Domestic Revolving Lenders or the Credit-Linked LC Lenders, as the case may be, participating in such Letter of Credit or the related LC Obligations other than to determine that any document or documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit shall not create for the Issuing Lender any resulting liability if taken or omitted in the absence of bad faith, gross negligence or willful misconduct. Each Issuing Lender shall be entitled (but not obligated) to rely, and shall be fully protected in relying, on the representation and warranty by the Borrower set forth in the last sentence of Section 4.02 to establish whether the conditions specified in paragraphs (b) and (c) of Section 4.02 are met in connection with any issuance or extension of a Letter of Credit. Each Issuing Lender shall be entitled to rely, and shall be fully protected in relying, upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuing Lender and upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopier, telex or teletype message, statement, order or other document believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary unless the beneficiary and the Borrower shall have notified such Issuing Lender that such documents do not comply with the terms and conditions of the Letter of Credit. Each Issuing Lender shall be fully justified in refusing to take any action requested of it under this Section 2.05 in respect of any Letter of Credit unless it shall first have received such advice or concurrence of the Required Domestic Revolving Lenders, in the case of Revolving Letters of Credit, or the Credit-Linked LC Lenders, in the case of Credit-Linked Letters of Credit, as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Domestic Revolving Lenders, in the case of Revolving Letters of Credit, or the Credit-Linked LC Lenders, in the case of Credit-Linked Letters of Credit, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take, or omitting or continuing to omit, any such action. Notwithstanding any other provision of this Section 2.05, each Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Section in respect of any Letter of Credit in accordance with a request of the Required Domestic Revolving Lenders or the Credit-Linked LC Lenders, as the case may be, and such request and any action taken or failure to act pursuant hereto shall be binding upon all Domestic Revolving Lenders or all Credit-Linked LC Lenders, respectively, and all future holders of participations in such Letter of Credit.

(i) Reimbursement Obligations. The Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse each Issuing Lender in Dollars or, subject to this Section 2.05(i), the relevant Available Foreign Currency, as applicable, for any amounts paid by such Issuing Lender upon any drawing under any Letter of Credit, together with any and all reasonable charges and expenses which the Issuing Lender may pay or incur relative to such drawing and interest on the amount drawn, in the case of a

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Revolving Letter of Credit, at the rate applicable to Revolving Base Rate Loans, and in the case of a Credit-Linked Letter of Credit, at the Credit-Linked LC Margin for each day from and including the date such amount is drawn to but excluding the date such reimbursement payment is due and payable; provided that, in the case of an LC Disbursement made under a Foreign Currency Letter of Credit, the amount of interest due with respect thereto shall (i) in the case of any LC Disbursement that is reimbursed on or before the third Business Day immediately succeeding such LC Disbursement, (A) be payable in the applicable Available Foreign Currency and (B) if not reimbursed on the date of such LC Disbursement, bear interest at a rate equal to the rate reasonably determined by the applicable Issuing Lender to be the cost to such Issuing Lender of funding such LC Disbursement plus (x) in the case of a Revolving Foreign Currency Letter of Credit, the Applicable Margin applicable to Revolving Eurocurrency Loans at such time and (y), in the case of a Credit-Linked Foreign Currency Letter of Credit, the Credit-Linked LC Margin at such time, and (ii) in the case of any LC Disbursement that is reimbursed after the third Business Day immediately succeeding such LC Disbursement (A) be payable in Dollars and (B) accrue interest on the Dollar Amount thereof, calculated using the Exchange Rate in effect on the date such LC Disbursement was made, at the rate per annum then applicable to (x) in the case of Revolving Letters of Credit, Revolving Base Rate Loans and (y) in the case of Credit-Linked Letters of Credit, Credit-Linked Loans. Such reimbursement payment shall be due and payable (i) at or before 2:00 P.M. (New York time or the relevant local time, as applicable) on the third Business Day after the date the Issuing Lender notifies the Borrower of such drawing; provided that no payment otherwise required by this sentence to be made by the Borrower at or before 2:00 P.M. (New York time or the relevant local time, as applicable) on any day shall be overdue hereunder if arrangements for such payment satisfactory to the applicable Issuing Lender, in its reasonable discretion, shall have been made by the Borrower at or before 2:00 P.M. (New York time or the relevant local time, as applicable) on such day and such payment is actually made at or before 3:00 P.M. (New York time or the relevant local time, as applicable) on such day. If the Borrower’s reimbursement of, or obligation to reimburse, any amounts in any Available Foreign Currency would subject the Administrative Agent, the applicable Issuing Lender or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in Dollars, the Borrower shall, at its option, either (i) pay the amount of such tax requested by the Administrative Agent, the relevant Issuing Lender or the relevant Lender or (ii) reimburse each LC Disbursement made in such Available Foreign Currency in Dollars, in an amount equal to the Dollar Amount thereof, calculated using the applicable Exchange Rate in effect on the date such LC Disbursement is made. If the Borrower fails to make any reimbursement when due hereunder, then (i) if such payment relates to a Foreign Currency Letter of Credit, automatically and with no further action required, the Borrower’s obligation to reimburse the applicable Issuing Lender and each other Domestic Revolving Lender or Credit-Linked LC Lender, as the case may be, for the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the Dollar Amount thereof, calculated using the Exchange Rate in effect on the date when such payment was due and (ii) the Administrative Agent shall promptly notify the applicable Issuing Lender and each other Domestic Revolving Lender or Credit-Linked LC Lender, as the case may be, of the applicable LC Disbursement, the Dollar Amount thereof (if such LC Disbursement relates to a Foreign Currency Letter of Credit) and the payment then due from the Borrower in respect thereof. In addition to the foregoing, the Borrower agrees to pay to the Issuing Lender interest, payable on demand, on any and all amounts not paid by the Borrower to the Issuing Lender when due under this subsection (i), for each day from and

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including the date when such amount becomes due to but excluding the date such amount is paid in full, whether before or after judgment, at a rate per annum equal to the sum of 2.00% plus the rate applicable to Revolving Base Rate Loans for such day, in the case of Revolving Letters of Credit, and the Credit-Linked LC Margin then in effect for such day for Credit-Linked LC Loans, in the case of Credit-Linked Letters of Credit. Subject to the satisfaction of all applicable conditions set forth in Article IV, the Borrower may, at its option, in the case of Revolving LC Disbursements, utilize the Revolving Commitments, and in the case of Credit-Linked LC Disbursements, utilize the Credit-Linked LC Commitments, or in either case, make other arrangements for payment satisfactory to the Issuing Lender for the reimbursement of all LC Disbursements as required by this subsection (i). Each reimbursement payment to be made by the Borrower pursuant to this subsection (i) shall be made to the Issuing Lender in Federal or other funds immediately available to it at its address referred to in Section 10.01.

(j) Obligations of Domestic Revolving Lenders to Reimburse Issuing Lender for Unpaid Revolving LC Disbursements. If the Borrower shall not have reimbursed an Issuing Lender in full for any Revolving LC Disbursement as required pursuant to subsection (i) of this Section 2.05, the Issuing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Domestic Revolving Lender (other than the relevant Issuing Lender), and each such Domestic Revolving Lender shall promptly and unconditionally pay to the Administrative Agent, for the account of such Issuing Lender, such Domestic Revolving Lender’s pro-rata share of (i) such unreimbursed Revolving LC Disbursement, in the case of Revolving LC Disbursements made by an Issuing Lender in Dollars, or (ii) the Dollar Amount of such Revolving LC Disbursement, calculated using the Exchange Rate in effect on the date such payment is required, in the case of Revolving LC Disbursements made by an Issuing Lender in an Available Foreign Currency (each such Lender’s pro rata share of such Revolving LC Disbursement to be determined by the proportion its Domestic Revolving Commitment Percentage bears to the aggregate Domestic Revolving Committed Amount) in Dollars in Federal or other immediately available funds. Such payment from the Domestic Revolving Lenders shall be due (i) at or before 1:00 P.M. on the date the Administrative Agent so notifies a Domestic Revolving Lender, if such notice is given at or before 10:00 A.M. on such date or (ii) at or before 10:00 A.M. on the next succeeding Business Day, together with interest on such amount for each day from and including the date of such drawing to but excluding the day such payment is due from such Domestic Revolving Lender at the Federal Funds Rate for such day (which funds the Administrative Agent shall promptly remit to the applicable Issuing Lender). The failure of any Domestic Revolving Lender to make available to the Administrative Agent for the account of an Issuing Lender its pro-rata share of any unreimbursed Revolving LC Disbursement shall not relieve any other Domestic Revolving Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Lender its pro-rata share of any payment made under any Letter of Credit on the date required, as specified above, but no such Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent for the account of the Issuing Lender such other Lender’s pro-rata share of any such payment. Upon payment in full of all amounts payable by a Lender under this subsection (j), such Lender shall be subrogated to the rights of the Issuing Lender against the Borrower to the extent of such Lender’s pro-rata share of the related LC Obligation so paid (including interest accrued thereon). If any Domestic Revolving Lender fails to pay any amount required to be paid by it pursuant to this subsection (l) on the date on which such payment is due, interest shall accrue on such Lender’s obligation to make such payment, for each day from and

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including the date such payment became due to but excluding the date such Lender makes such payment, whether before or after judgment, at a rate per annum equal to (i) for each day from the date such payment is due to the third succeeding Business Day, inclusive, the Federal Funds Rate for such day as determined by the relevant Issuing Lender and (ii) for each day thereafter, the sum of 2.00% plus the rate applicable to its Revolving Base Rate Loans for such day. Any payment made by any Lender after 3:00 P.M. on any Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Business Day.

(k) Withdrawal from the Credit-Linked LC Deposit Account and Credit-Linked LC Cash Collateral Account to Reimburse Issuing Lender for Unpaid Credit-Linked LC Disbursements. If the Borrower shall not have reimbursed an Issuing Lender in full for any Credit-Linked LC Disbursement as required pursuant to subsection (i) of this Section 2.05, the Issuing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Credit-Linked LC Lender (other than the relevant Issuing Lender). Each Credit-Linked LC Lender hereby irrevocably authorizes the Administrative Agent to reimburse such Issuing Lender such Credit-Linked LC Lender’s pro-rata share of (i) such unreimbursed Credit-Linked LC Disbursement, in the case of Credit-Linked LC Disbursements made by an Issuing Lender in Dollars, or (ii) the Dollar Amount of such Credit-Linked LC Disbursement, in the case of Credit-Linked LC Disbursements made by an Issuing Lender in an Available Foreign Currency (each such Lender’s pro rata share of such Credit-Linked LC Disbursement to be determined by the proportion its Credit-Linked LC Commitment Percentage bears to the aggregate Credit-Linked LC Committed Amount) in Dollars in Federal or other immediately available funds solely by withdrawing such Credit-Linked Lender’s pro rata share of such Credit-Linked LC Disbursement in an amount not to exceed its Credit-Linked LC Commitment Percentage of the Credit-Linked LC Deposits on deposit in the Credit-Linked LC Deposit Account. Any such withdrawal from the Credit-Linked LC Deposit Account for reimbursement of an Issuing Lender shall automatically be deemed to constitute a Credit-Linked LC Loan pursuant to Section 2.01(c) and (d). In the case of a Foreign Currency Credit-Linked Letter of Credit, if the Dollar Amount of any Credit-Linked LC Disbursement with respect thereto exceeds the corresponding amount theretofore on deposit in the Credit-Linked LC Deposit Account (such corresponding amount to be determined by reference to the Dollar Amount of the face amount of such Foreign Currency Credit-Linked Letter of Credit as of its date of issuance), the Borrower hereby irrevocably authorizes the Administrative Agent to reimburse the relevant Issuing Lender the amount of such excess by withdrawal from the Credit-Linked LC Cash Collateral Account. Upon withdrawal and payment to the Issuing Lender of a Credit-Linked LC Lender’s pro-rata share of the Credit-Linked LC Disbursement from the Credit-Linked LC Deposits on deposit in the Credit-Linked LC Deposit Account in accordance with this subsection (k), such Credit-Linked LC Lender shall be subrogated to the rights of the Issuing Lender against the Borrower to the extent of such Credit-Linked LC Lender’s pro-rata share of the related LC Obligation so paid (including interest accrued thereon). In the event that any reimbursement shall be due to an Issuing Lender by the Credit-Linked LC Lenders under the preceding provisions of this Section 2.05(k) on a day other than the last day of an Interest Period in effect for the Credit-Linked LC Deposits, the Administrative Agent shall have the right, but not the obligation, to advance its own funds to cover the amount due to such Issuing Lender, in which case (A) title to an amount of each Credit-Linked LC Lender’s Credit-Linked LC Deposit equal to its Credit-Linked LC Commitment Percentage of the amount so advanced by the Administrative Agent (together with interest accruing thereon) shall

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automatically be transferred to the Administrative Agent, which shall reimburse itself for the amount advanced by it through the liquidation of such amounts of the Credit-Linked LC Deposits at the end of the applicable Interest Period, and (B) the Borrower shall pay to the Administrative Agent, upon the Administrative Agent’s request therefor, the amount, if any, by which the Administrative Agent’s cost of funds for the period from the date of such reimbursement of the Issuing Lender through the end of the applicable Interest Period, as determined by the Administrative Agent (such determination to be conclusive absent manifest error) and set forth (together with reasonably detailed supporting documentation) in the request for payment delivered to the Borrower, shall exceed the interest accrued on a like amount of the Credit-Linked LC Deposits at the Adjusted Eurocurrency Rate for the Interest Period in effect at such time. In the event that the Borrower shall fail to pay any amount due under (B) of the preceding sentence, the interest payable by the Administrative Agent to the Credit-Linked LC Lenders on their Credit-Linked LC Deposits under Section 2.01(d)(i) shall be correspondingly reduced and the Credit-Linked LC Lenders shall without further act succeed, ratably in accordance with their Credit-Linked LC Commitment Percentages, to the rights of the Administrative Agent with respect to such amount. In addition, each Credit-Linked LC Lender hereby grants to the Administrative Agent for the benefit of the Issuing Lenders a security interest in such Credit-Linked LC Lender’s respective Credit-Linked LC Deposit to secure its obligations under this Section 2.05(k).

(l) Funds Received from the Borrower in Respect of Drawn Letters of Credit. Whenever an Issuing Lender receives a payment of an LC Obligation from the Borrower as to which the Administrative Agent has (A) received for the account of such Issuing Lender any payments from the Domestic Revolving Lenders pursuant to subsection (j) above, or (B) made a withdrawal for the account of such Issuing Lender from the Credit-Linked LC Deposit Account and/or Credit-Linked LC Cash Collateral Account pursuant to subsection (k) above, such Issuing Lender shall pay the amount of such payment to the Administrative Agent, and the Administrative Agent shall, in the case of (A) above, promptly pay to each Domestic Revolving Lender which has paid its pro-rata share thereof, in Dollars in Federal or other immediately available funds, an amount equal to such Domestic Revolving Lender’s pro-rata share of the principal amount thereof and interest thereon for each day after the relevant date of payment at the Federal Funds Rate, and in the case of (B) above, promptly pay (x) to each Credit-Linked LC Lender for which a withdrawal from the Credit-Linked LC Deposit Account was made, an amount equal to such Credit-Linked LC Lender’s pro-rata share of the principal amount thereof and interest thereon for each day after the relevant date of payment at the Federal Funds Rate, such payment by the Administrative Agent to be made by way of depositing such proceeds into the Credit-Linked LC Deposit Account and (y) to the Borrower, an amount equal to the amount withdrawn from the Credit-Linked LC Cash Collateral Account and paid to such Issuing Lender.

(m) Obligations in Respect of Letters of Credit Unconditional. The obligations of the Borrower under Section 2.05(i) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

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(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto, in each case consented to by the Borrower;

(iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

(iv) the existence of any claim, set-off, defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), any Issuing Lender or any other Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction;

(v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

(vi) payment under a Letter of Credit against presentation to an Issuing Lender of a draft or certificate that does not comply with the terms of such Letter of Credit; provided that the relevant Issuing Lender’s determination that documents presented under such Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct of such Issuing Lender; or

(vi) any other act or omission to act or delay of any kind by any Issuing Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (vii), constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

(n) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower; provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrower’s reimbursement obligations hereunder with respect to such Letter of Credit.

(o) Modification and Extension. The issuance of any supplement, restatement, modification, amendment, renewal, or extensions to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as a Credit Extension hereunder.

(p) Uniform Customs and Practices. Unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued, (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on

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April 6, 1998 regarding the European single currency (euro)) shall apply to each Trade Letter of Credit.

(q) Responsibility of Issuing Lenders. It is expressly understood and agreed that the obligations of the Issuing Lenders hereunder to the Domestic Revolving Lenders are only those expressly set forth in this Agreement and that each Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 4.02 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.05 shall be deemed to prejudice the right of any Domestic Revolving Lender or any Credit-Linked LC Lender to recover from any Issuing Lender any amounts made available by such Domestic Revolving Lender or Credit-Linked LC Lender to such Issuing Lender pursuant to this Section 2.05 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

(r) Conflict with LC Documents. In the event of any conflict between this Agreement and any LC Document, this Agreement shall govern.

(s) Indemnification of Issuing Lenders.

(i) In addition to its other obligations under this Agreement, the Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of such Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called “Government Acts”).

(ii) As between the Borrower and each Issuing Lender, the Borrower shall assume all risks of the acts or omissions of or the misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender’s rights or powers hereunder.

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(iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Borrower or any other Credit Party other than for gross negligence, bad faith or willful misconduct. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lenders against any and all risks involved in the issuance of any Letter of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks, whether rightful or wrongful, of any present or future Government Acts. The Issuing Lenders shall not, in any way, be liable for any failure by the Issuing Lenders or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lenders.

(iv) Nothing in this subsection (s) is intended to limit the reimbursement obligation of the Borrower contained in this Section 2.05. The obligations of the Borrower under this subsection (s) shall survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of any Issuing Lender to enforce any right, power or benefit under this Agreement.

(v) Notwithstanding anything to the contrary contained in this subsection (s), the Borrower shall not have any obligation to indemnify any Issuing Lender in respect of any liability to the extent incurred by the Issuing Lender arising out of the gross negligence, bad faith or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction. Nothing in this Agreement shall relieve any Issuing Lender of any liability to the Borrower in respect of any action taken by the Issuing Lender which action constitutes gross negligence, bad faith or willful misconduct of the Issuing Lender or a violation of the UCP or Uniform Commercial Code, as applicable, as determined by a court of competent jurisdiction.

(t) Cash Collateral. If the Borrower is required pursuant to the terms of this Agreement to (A) Cash Collateralize any Revolving LC Obligations, the Borrower shall deposit in an account (which may be the Revolving LC Cash Collateral Account under the Security Agreement) with the Collateral Agent an amount in Dollars in cash equal to 100% of such Revolving LC Obligations; provided that the portions of such amount attributable to undrawn Revolving Foreign Currency Letters of Credit or Revolving LC Disbursements in an Available Foreign Currency reimbursement for which is not yet overdue shall be deposited in such Available Foreign Currency, as applicable, in the actual amounts of such undrawn Revolving Letters of Credit and Revolving LC Disbursements; and/or (B) Cash Collateralize any Credit-Linked LC Obligations, the Borrower shall deposit in an account (which may be a Credit-Linked LC Cash Collateral Account) with the Collateral Agent an amount in Dollars in cash equal to 100% of such Credit-Linked LC Obligations; provided that the portions of such amount attributable to undrawn Credit-Linked Foreign Currency Letters of Credit or Credit-Linked LC Disbursements in an Available Foreign Currency reimbursement for which is not yet overdue shall be deposited in such Available Foreign Currency, as applicable, in the actual amounts of such undrawn Credit-Linked Letters of Credit and Credit-Linked LC Disbursements. Such deposits shall be held by the Collateral Agent as collateral for the payment and performance of the Revolving LC Obligations or Credit-Linked LC Obligations, as applicable. For purposes of this subsection (t), the Foreign Currency LC

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Exposure shall be calculated using the Exchange Rates in effect on the date the Borrower is required to cash collateralize the relevant Foreign Currency Letter of Credit pursuant to this Agreement. The Collateral Agent shall have exclusive control, including the exclusive right of withdrawal, over each collateral account referred to in this subsection (t). The Collateral Agent will, at the request of the Borrower, invest amounts deposited in such accounts in Cash Equivalents; provided, however, that (i) the Collateral Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Collateral Agent to be in, or would result in any, violation of any Law, (ii) such Cash Equivalents shall be subjected to a first priority perfected security interest in favor of the Collateral Agent and (iii) if an Event of Default shall have occurred and be continuing, the selection of such Cash Equivalents shall be in the sole discretion of the Collateral Agent. The Borrower shall indemnify the Collateral Agent for any losses relating to such investments in Cash Equivalents. Other than any interest or profits earned on such investments, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such accounts. Moneys in such accounts shall be applied by the Collateral Agent to reimburse the Issuing Lenders immediately for drawings under the applicable Letters of Credit and, if the maturity of the Loans has been accelerated, to satisfy the LC Obligations of the Borrower. If the Borrower is required to provide an amount of cash collateral hereunder as a result of an Event of Default, such amount, together with any interest or profits earned thereon (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.08(a) or 2.09(b)(i) and (iii), such amount, together with any interest or profits earned thereon (to the extent not applied as aforesaid) shall be returned to the Borrower upon demand; provided that, after giving effect to the return, (A) in the case of returns in connection with Revolving Letters of Credit, (i) the aggregate Domestic Revolving Outstandings would not exceed the Domestic Revolving Committed Amount, (ii) the Aggregate Revolving Outstandings would not exceed the Aggregate Revolving Committed Amount, and (iii) no Default or Event of Default shall have occurred and be continuing; and (B) in the case of returns in connection with Credit-Linked Letters of Credit, (i) the Credit-Linked LC Outstandings would not exceed the Credit-Linked LC Committed Amount, and (ii) no Default or Event of Default shall have occurred and be continuing. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.09(b)(iv), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower upon demand; provided that (A) in the case of returns in connection with Revolving Foreign Currency Letters of Credit, (i) the aggregate Revolving Foreign Currency LC Exposure would not exceed the Revolving Foreign Currency LC Committed Amount and (ii) no Default or Event of Default shall have occurred and be continuing; and (B) in the case of returns in connection with Credit-Linked Foreign Currency Letters of Credit, (i) the aggregate Credit-Linked Foreign Currency LC Exposure would not exceed the Credit-Linked Foreign Currency LC Committed Amount and (ii) no Default or Event of Default shall have occurred and be continuing. If the Borrower is required to deposit an amount of cash collateral hereunder pursuant to Section 2.09(b)(v), (vi), (vii), (viii) or (ix), interest or profits thereon (to the extent not applied as aforesaid) shall be returned to the Borrower after the full amount of such deposit has been applied by the Collateral Agent to reimburse the Issuing Lender for drawings under the relevant Letters of Credit. If the Borrower is required to deposit an amount of cash collateral hereunder pursuant to Section 2.05(e) in connection with the issuance of a Foreign Currency Credit-Linked Letter of Credit, such amount (to the extent not applied in reimbursement of Credit-Linked LC Disbursements in accordance with Section 2.05(k)) together with any interest

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or profits thereon shall be returned to the Borrower on demand following termination of the relevant Foreign Currency Credit-Linked Letter of Credit in respect of which such amount was deposited and satisfaction of all Credit-Linked LC Obligations with respect thereto; provided that (i) the aggregate Credit-Linked Foreign Currency LC Exposure would not exceed the Credit-Linked Foreign Currency LC Committed Amount and (ii) no Default or Event of Default shall have occurred and be continuing. The Borrower hereby pledges and assigns to the Collateral Agent, for its benefit and the benefit of the Finance Parties, each cash collateral account established by it hereunder (and all monies and investments held therein) to secure its Finance Obligations.

(u) Conversion. If the Loans become immediately due and payable on any date pursuant to Article VIII, all amounts (i) that the Borrower is at the time or thereafter becomes required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Foreign Currency Letter of Credit (other than amounts in respect of which the Borrower has deposited cash collateral pursuant to Section 2.05(t), if such cash collateral was deposited in the applicable Available Foreign Currency, to the extent so deposited or applied), (ii) that the Domestic Revolving Lenders or Credit-Linked LC Lenders, as the case may be, are at the time or thereafter become required to pay to the Administrative Agent and the Administrative Agent is at the time or thereafter becomes required to distribute to the applicable Issuing Lender pursuant to Section 2.05(j) and (k) above in respect of unreimbursed LC Disbursements made under any Foreign Currency Letter of Credit, and (iii) of each Domestic Revolving Lender’s or Credit-Linked LC Lenders, as the case may be, Participation Interest in any Foreign Currency Letter of Credit under which an LC Disbursement has been made shall, in each case automatically and with no further action required, be converted into the Dollar Amount thereof, calculated using the Exchange Rates in effect on such date (or in the case of any LC Disbursements made after such date, on the date such LC Disbursement is made). On and after such conversion, all amounts accruing and owed to the Administrative Agent, the applicable Issuing Lender or any Lender in respect of the Senior Obligations described in this paragraph shall accrue and be payable in Dollars at the rates otherwise applicable hereunder.

(v) Resignation or Removal of an Issuing Lender. An Issuing Lender may resign at any time by giving 60 days’ notice to the Administrative Agent, the Domestic Revolving Lenders, the Credit-Linked LC Lenders and the Borrower; provided, however, that such resignation shall not affect the status of any outstanding Letters of Credit issued by such resigning Issuing Lender as set forth in subsection (w) below. Upon any such resignation, the Borrower shall (within 60 days after such notice of resignation) either appoint a successor, or terminate the unutilized LC Commitment of such Issuing Lender; provided, however, that, if the Borrower elects to terminate such unutilized LC Commitment, the Borrower may at any time thereafter that the Domestic Revolving Commitments or Credit-Linked LC Commitments, as the case may be, are in effect reinstate such LC Commitment in connection with the appointment of another Issuing Lender. Subject to subsection (w) below, upon the acceptance of any appointment as an Issuing Lender hereunder by a successor Issuing Lender, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Lender and the retiring Issuing Lender shall be discharged from its obligations to issue Letters of Credit hereunder. The acceptance of any appointment as Issuing Lender hereunder by a successor Issuing Lender shall be evidenced by an agreement entered into by such successor, in a form reasonably satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such

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successor shall be a party hereto and have all the rights and obligations of an Issuing Lender under this Agreement and the other Senior Finance Documents and (ii) references herein and in the other Senior Finance Documents to the “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require.

(w) Rights with Respect to Outstanding Letters of Credit. After the resignation of an Issuing Lender hereunder the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Senior Finance Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit.

(x) Reporting. Each Issuing Lender will report in writing to the Administrative Agent (i) on the first Business Day of each week, the aggregate Dollar Amount of the face amount of Letters of Credit issued by it and outstanding as of the last Business Day of the preceding week, (ii) on or prior to each Business Day on which such Issuing Lender expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance or amendment, and the aggregate Dollar Amount of the face amount of Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and such Issuing Lender shall advise the Administrative Agent on such Business Day whether such issuance, amendment, renewal or extension occurred and whether the amount thereof changed), (iii) on each Business Day on which such Issuing Lender makes any LC Disbursement, the date of such LC Disbursement, the amount (in the applicable currency), the currency and the Dollar Amount, if applicable, of such LC Disbursement and (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Lender on such day, the date of such failure, the Borrower, amount (in the applicable currency), the currency and the Dollar Amount, if applicable, of such LC Disbursement.

(vi) Section 2.06(a) of the Credit Agreement is hereby amended to read in full as follows:

(a) Rate Options Applicable to Loans. Each Borrowing made prior to the Syndication Date shall be comprised of (i) in the case of Domestic Revolving Loans and Term B Loans, Base Rate Loans or a single group of Eurocurrency Loans having an Interest Period of one month, (ii) in the case of Multi-Currency Revolving Loans, Eurocurrency Loans with a one-month Interest Period (with no more than one such Eurocurrency Loan to be outstanding at any time in any given currency) and (iii) in the case of Credit-Linked LC Loans, as provided below. Each Borrowing made on or after the Syndication Date shall be comprised of (i) in the case of Domestic Revolving Loans and Term B Loans, Base Rate Loans or Eurocurrency Loans, (ii) in the case of Multi-Currency Revolving Loans, Eurocurrency Loans, in each case as the Borrower may request pursuant to Section 2.02, and (iii) in the case of Credit-Linked LC Loans, as provided below. Each Credit-Linked LC Loan shall be made initially as a Eurocurrency Loan and have an initial Interest Period commencing on the date such Credit-Linked LC Loan is made and ending on the last day of the then-current calendar quarter (and the Adjusted Eurocurrency Rate shall be the same as the then-applicable Eurocurrency Rate applicable to the Credit-Linked LC Deposits). Thereafter, each Credit-Linked LC Loan shall be continued as a Eurocurrency Loan. Borrowings of more than one Type may be

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outstanding at the same time; provided, however, that the Borrower may not request any Borrowing that, if made, would result in an aggregate of more than 15 separate Groups of Eurocurrency Loans being outstanding hereunder at any one time. For this purpose, Loans having different Interest Periods, regardless of whether commencing on the same date, shall be considered separate Groups.

(vii) Section 2.06(b) of the Credit Agreement is hereby amended to read in full as follows:

(b) Base Rate Loans. Each Loan of a Class which is made as, or converted into, a Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made as, or converted into, a Base Rate Loan until it becomes due or is converted into a Loan of any other Type, at a rate per annum equal to the Base Rate for such day plus the then Applicable Margin. Such interest shall be payable in arrears on each Interest Payment Date.

(viii) Section 2.06(c) of the Credit Agreement is hereby amended to read in full as follows:

(c) Eurocurrency Loans. Each Eurocurrency Loan of a Class shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable Adjusted Eurocurrency Rate for such Interest Period plus (i) the then Applicable Margin, in the case of Loans other than Credit-Linked LC Loans, or (ii) the Credit-Linked LC Margin, in the case of Credit-Linked LC Loans. Such interest shall be payable for each Interest Period on each Interest Payment Date.

(ix) Section 2.06(e) of the Credit Agreement is hereby amended by adding the phrase “(or Credit-Linked LC Margin, as applicable)” immediately after the words “Applicable Margin” as they first appear in clause (ii) thereof.

(x) Section 2.08(a) of the Credit Agreement is hereby amended to read in full as follows:

(a) Maturity of Revolving Loans and Credit-Linked LC Loans. The Revolving Loans shall mature on the Revolving Termination Date, and any Revolving Loans and Revolving LC Obligations then outstanding (together with accrued interest thereon and fees in respect thereof) shall be due and payable on such date. The Credit-Linked LC Loans shall mature on the Credit-Linked LC Termination Date and any Credit-Linked LC Loans and Credit-Linked LC Obligations then outstanding (together with accrued interest thereon and fees in respect thereof) shall be due and payable on such date.

(xi) Section 2.09(a) of the Credit Agreement is hereby amended by (A) inserting the phrase “, Credit-Linked LC Loans” immediately following the phrase “Domestic Revolving Loans” in clause (i) of the first sentence thereof and immediately following the phrase “Multi-Currency Loan” in clause (iii) of the first sentence thereof; (B) inserting the phrase “and/or Credit-Linked LC Loan” immediately following the phrase “any Revolving Loan” in clause (ii)(A) of the first sentence thereof and (C) inserting “Credit-Linked LC Loans to the full extent thereof (without a permanent reduction in the Credit-Linked LC Committed Amount), then

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to” immediately following the phrase “then such prepayment shall be applied first to” in the second sentence thereof.

(xii) Section 2.09(b)(i) of the Credit Agreement is hereby amended to read in full as follows:

(b)(i) Domestic Revolving Committed Amount. If on any date the aggregate Domestic Revolving Outstandings exceed the Domestic Revolving Committed Amount, the Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), on such date an aggregate principal amount of Domestic Revolving Loans equal to such excess. If the outstanding Domestic Revolving Loans have been repaid in full, the Borrower shall Cash Collateralize Revolving LC Obligations so that, after giving effect to the repayment of Domestic Revolving Loans and the Cash Collateralization of such Revolving LC Obligations pursuant to this subsection (i), the aggregate Domestic Revolving Outstandings do not exceed the Domestic Revolving Committed Amount. In determining the aggregate Domestic Revolving Outstandings for purposes of this subsection (i), Revolving LC Obligations shall be reduced to the extent that they are Cash Collateralized as contemplated by this subsection (i). Each prepayment of Domestic Revolving Loans required pursuant to this subsection (i) shall be applied ratably among outstanding Domestic Revolving Loans based on the respective amounts of principal then outstanding. Each Cash Collateralization of Revolving LC Obligations required by this subsection (i) shall be applied ratably among Revolving LC Obligations with respect to Revolving Letters of Credit based on the respective amounts thereof then outstanding.

(xiii) Clauses (iii) through (xiii) of Section 2.09(b) of the Credit Agreement are hereby redesignated as Clauses (iv) through (xiv), respectively, and the following is inserted as a new clause (iii):

(iii) Credit-Linked LC Committed Amount. If on any date the aggregate Credit-Linked LC Outstandings exceed the Credit-Linked LC Committed Amount, the Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), on such date an aggregate principal amount of Credit-Linked LC Loans equal to such excess. If the Credit-Linked LC Loans have been repaid in full, the Borrower shall Cash Collateralize Credit-Linked LC Obligations so that, after giving effect to the repayment of Credit-Linked LC Loans and the Cash Collateralization of Credit-Linked Letters of Credit pursuant to this subsection (iii), the aggregate Credit-Linked LC Outstandings do not exceed the Credit-Linked LC Committed Amount. In determining the aggregate Credit-Linked LC Outstandings for purposes of this subsection (iii), Credit-Linked LC Obligations with respect to Credit-Linked Letters of Credit shall be reduced to the extent that they are Cash Collateralized as contemplated by this subsection (iii). Each prepayment of Credit-Linked LC Loans required pursuant to this subsection (iii) shall be applied ratably among outstanding Credit-Linked LC Loans based on the respective amounts of principal then outstanding. Each Cash Collateralization of Credit-Linked LC Obligations required by this subsection (iii) shall be applied ratably among LC Obligations with respect to Credit-Linked Letters of Credit based on the respective amounts thereof then outstanding.

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(xiv) Clause (iv) of Section 2.09(b) of the Credit Agreement (as redesignated pursuant to paragraph (x) above) is hereby amended to read in full as follows:

(x) Foreign Currency Letters of Credit. If on any Currency Calculation Date after giving effect to the determination of all relevant Dollar Amounts hereunder, (A) the aggregate Revolving Foreign Currency LC Exposure exceeds 105.0% of the Revolving Foreign Currency LC Committed Amount, the Borrower shall Cash Collateralize Revolving LC Obligations in respect of Revolving Foreign Currency Letters of Credit so that, after giving effect to the Cash Collateralization of Revolving LC Obligations pursuant to this subsection (iv), the aggregate Revolving Foreign Currency LC Exposure does not exceed 105.0% of the Revolving Foreign Currency LC Committed Amount and/or (B) the aggregate Credit-Linked Foreign Currency LC Exposure exceeds 105.0% of the Credit-Linked Foreign Currency LC Committed Amount, the Borrower shall Cash Collateralize Credit-Linked LC Obligations in respect of Credit-Linked Foreign Currency Letters of Credit so that, after giving effect to the Cash Collateralization of Credit-Linked LC Obligations pursuant to this subsection (iv), the aggregate Credit-Linked Foreign Currency LC Exposure does not exceed 105.0% of the Credit-Linked Foreign Currency LC Committed Amount. In determining the aggregate Revolving Foreign Currency LC Exposure for purposes of this subsection (iv), the applicable Revolving LC Obligations shall be reduced to the extent that they are Cash Collateralized as contemplated by this subsection (iv). In determining the aggregate Credit-Linked Foreign Currency LC Exposure for purposes of this subsection (iv), the applicable Credit-Linked LC Obligations shall be reduced to the extent that they are Cash Collateralized pursuant to this subsection (iv) (it being understood and agreed that no cash collateral posted by the Borrower in accordance with Section 2.05(e) in connection with the issuance of a Foreign Currency Credit-Linked Letter of Credit shall reduce the Credit-Linked LC Obligations for purposes of this clause (iv)). Each Cash Collateralization of LC Obligations required by this subsection (iv) shall be applied ratably based on the respective amounts thereof then outstanding.”

(xv) Clause (x) of Section 2.09(b) of the Credit Agreement (as redesignated pursuant to paragraph (x) above) is hereby amended to read in full as follows:

(x) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.09(b) shall be applied as follows:

(A) with respect to all amounts paid pursuant to Section 2.09(b)(i), (ii), (iii), or (iv) in the order provided in such Section; and

(B) with respect to all amounts paid pursuant to Section 2.09(b)(v), (vi), (vii), (viii), or (ix) (1) first, to the Term B Loans (ratably to the remaining Principal Amortization Payments thereof) and (2) second, (x) to the Credit-Linked LC Loans (with a corresponding reduction in the Credit-Linked LC Committed Amount pursuant to Section 2.09(b)(iii), and (y) then to Cash Collateralize Credit-Linked LC Obligations, and (3) third (x) to the Domestic Revolving Loans (with a corresponding reduction in the Domestic Revolving Committed Amount pursuant to Section 2.09(b)(i)), (y) then to Cash Collateralize Revolving LC Obligations, and (z) then to the Multi-Currency Revolving Loans, ratably based upon the remaining outstanding Dollar Amounts thereof (with a corresponding reduction in the Multi-Currency Revolving Commitment).

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(xvi) Clause (xi) of Section 2.09(b) of the Credit Agreement (as redesignated pursuant to paragraph (x) above) is hereby amended to read in full as follows:

(xi) Order of Applications. All amounts allocated to Credit-Linked LC Outstandings as provided in this Section 2.09(b) shall be applied, first, to Credit-Linked LC Loans and, second, after all Credit-Linked LC Loans have been repaid, to Cash Collateralize or pay the Credit-Linked LC Obligations; provided that any balance of such amounts remaining thereafter shall be applied to Revolving Outstandings (A) in the case of Domestic Revolving Outstandings, first, to Revolving Loans, and second, after all Revolving Loans have been repaid, to Cash Collateralize or pay the Revolving LC Obligations and (B) in the case of Multi-Currency Revolving Outstandings to Multi-Currency Revolving Loans; provided that any balance of such amounts remaining after all Revolving Loans of the applicable Class have been repaid and, if applicable, all Revolving LC Obligations have been Cash Collateralized shall be applied pro-rata to the Term Loans and (in each case ratably to the remaining Principal Amortization Payments thereof). Within the parameters of the applications set forth above, prepayments of Domestic Revolving Loans and Term B Loans shall be applied first to Base Rate Loans and then, subject to subsection (xi) below, to Eurocurrency Loans in direct order of Interest Period maturities. All amounts allocated to Multi-Currency Revolving Outstandings as provided in this subsection (x) shall be applied ratably to the outstanding Multi-Currency Revolving Loans in direct order of Interest Period maturities. All prepayments under this Section 2.09(b) shall be subject to Section 3.05. All prepayments under this Section 2.09(b) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

(xvii) Clause (xiii) of Section 2.09(b) of the Credit Agreement (as redesignated pursuant to paragraph (x) above) is hereby amended by inserting the phrase “Credit-Linked LC Loans” immediately following the phrase “Domestic Revolving Loans” in the first sentence thereof.

(xviii) Section 2.10(a) of the Credit Agreement is hereby amended by (A) substituting the phrase “Revolving Committed Amount” in the sub-title thereof for the word “Commitments” and (B) inserting “Revolving” immediately before each of the phrases “Loans” and “LC Obligations” in clause (iii) of the first sentence thereof.

(xix) Subsections (b), (c), (d), (e) and (f) of Section 2.10 of the Credit Agreement are hereby redesignated as subsections (c), (e), (g), (h) and (i), respectively, and the following are inserted as a new subsection (b):

(b) Optional Termination or Reduction of Credit-Linked LC Committed Amount (Pro-Rata). The Borrower may from time to time permanently reduce or terminate the Credit-Linked LC Committed Amount in whole or in part (in minimum aggregate Dollar Amounts of $1,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Credit-Linked LC Committed Amount)) upon two Business Days’ prior written or telecopy notice to the Administrative Agent; provided, however, that no such termination or reduction shall be made which would cause the Credit-Linked LC Outstandings to exceed the Credit-Linked LC Committed Amount as so reduced, unless, concurrently with such termination or reduction, the Credit-Linked LC Loans of the applicable Class are repaid or, if no Credit-Linked LC Loans of the applicable Class are outstanding, Credit-Linked LC Obligations are Cash Collateralized to the extent necessary to eliminate such excess. The Administrative Agent shall promptly notify each affected Lender of the receipt by the Administrative Agent of any notice from the Borrower pursuant to this Section 2.10(b). Any partial reduction of the Credit-Linked LC Committed Amount pursuant to this

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Section 2.10(b) shall be applied to the Credit-Linked LC Commitments of the Lenders pro-rata based upon their respective Credit-Linked LC Commitment Percentages. The Borrower shall pay to the Administrative Agent for the account of the Lenders in accordance with the terms of Section 2.11, on the date of each termination or reduction of the Credit-Linked LC Committed Amount, any fees accrued through the date of such termination or reduction on the amount of the Credit-Linked LC Committed Amount so terminated or reduced. At the time of any termination or reduction of the Credit-Linked LC Committed Amount pursuant to this Section 2.10(b) the Administrative Agent shall withdraw from the Credit-Linked LC Deposit Account, and shall return to the Credit-Linked LC Lenders (pro rata in accordance with their respective Credit-Linked LC Commitment Percentages), the Credit-Linked Lenders’ Credit-Linked LC Deposits in an aggregate amount equal to such reduction or the amount of such Commitment being terminated, as the case may be.

(xx) Section 2.10(c) of the Credit Agreement (as redesignated pursuant to paragraph (xix) above) is hereby amended to read in full as follows:

(c) Mandatory Reductions of Revolving Committed Amount. On any date that any Revolving Loans are required to be prepaid and/or Revolving LC Obligations are required to be Cash Collateralized pursuant to the terms of Section 2.09(b)(iv), (v), (vi), (vii), (viii) or (ix) (or would be so required if any Revolving Loans or Revolving LC Obligations were outstanding), the Domestic Revolving Committed Amount and/or the Multi-Currency Revolving Committed Amount, as applicable, shall be automatically and permanently reduced by the total amount of such required prepayments and cash collateral (and, in the event that the amount of any payment referred to in Section 2.09(b)(iv), (v), (vi), (vii), (viii), or (ix) which is allocable to the Domestic Revolving Outstandings or Multi-Currency Revolving Outstandings exceeds the aggregate outstanding Dollar Amount thereof, the Domestic Revolving Committed Amount and/or the Multi-Currency Revolving Committed Amount, as applicable, shall be further reduced by 100% of such excess).

(xxi) Section 2.10 of the Credit Agreement is hereby amended by inserting the following as a new subsection (d):

(d) Mandatory Reductions of Credit-Linked LC Committed Amount. On any date that any Credit-Linked LC Loans are required to be prepaid and/or Credit-Linked LC Obligations are required to be Cash Collateralized pursuant to the terms of Section 2.09(b)(iv), (v), (vi), (vii), (viii) or (ix) (or would be so required if any Credit-Linked LC Loans or Credit-Linked LC Obligations were outstanding), the Credit-Linked LC Committed Amount shall be automatically and permanently reduced by the total amount of such required prepayments and cash collateral (and, in the event that the amount of any payment referred to in Section 2.09(b)(iv), (v), (vi), (vii), (viii), or (ix) which is allocable to the Credit-Linked LC Outstandings exceeds the aggregate outstanding Dollar Amount thereof, the Credit-Linked LC Committed Amount shall be further reduced by 100% of such excess).

(xxii) Section 2.10(e) of the Credit Agreement (as redesignated pursuant to paragraph (xix) above) is hereby amended to read in full as follows:

(e) Termination. The Revolving Commitments of the Lenders and the related LC Commitments of the relevant Issuing Lenders shall terminate automatically on

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the Revolving Termination Date. The Credit-Linked LC Commitments of the Lenders and the related LC Commitments of the relevant Issuing Lenders shall terminate automatically on the Credit-Linked LC Termination Date. The Term B Commitments of the Lenders shall terminate automatically immediately after the making of the Term B Loans on the Closing Date.

(xxiii) Section 2.10 of the Credit Agreement is hereby amended by inserting the following as a new subsection (f):

(f) Return of Credit-Linked LC Deposits. Following any termination of the aggregate Credit-Linked LC Commitments pursuant to Section 2.10(e) or Article VIII and the termination or Cash Collateralization of all Credit-Linked Letters of Credit then outstanding, the Administrative Agent shall withdraw from the Credit-Linked LC Deposit Account and return to the Credit-Linked LC Lenders (pro-rata in accordance with their respective Credit-Linked LC Commitment Percentages, the Credit-Linked Lenders’ Credit-Linked LC Deposits in an amount by which the aggregate Credit-Linked LC Deposits at such time exceeds the aggregate Credit-Linked LC Outstandings (less unreimbursed Credit-Linked LC Disbursements included therein) at such time.

(xxiv) Section 2.10(g) of the Credit Agreement (as redesignated pursuant to paragraph (xix) above) is hereby amended by substituting the phrase “Section 2.10(g)” for the phrase “Section 2.10(d)”.

(xxv) Section 2.11(b) of the Credit Agreement is hereby amended to read in full as follows:

(b) Fees in Respect of Letters of Credit.

(i) Revolving Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Domestic Revolving Lender a fee (the “Revolving Letter of Credit Fee”) on such Lender’s Domestic Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such Revolving Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Margin for Revolving Letter of Credit Fees in effect from time to time. The Revolving Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the date of issuance of such Letter of Credit, and on the Revolving Termination Date for Domestic Revolving Loans.

(ii) Credit-Linked Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Credit-Linked LC Lender an aggregate fee (the “Credit-Linked Letter of Credit Fee”) on such Credit-Linked LC Lender’s Credit-Linked LC Commitment Percentage equal to the sum of (A) a fee computed at a per annum rate equal to the Credit-Linked LC Margin on the aggregate amount of the Credit-Linked LC Deposits from time to time and (B) a fee computed at a per annum rate equal to the Credit-Linked LC Deposit Cost Amount in effect from time to time on the aggregate amount of the Credit-Linked LC Deposits from time to time, in each case for the period from the Credit-Linked LC Facility Effective Date to and including the date on which the aggregate Credit-Linked LC Commitments have been terminated, the Credit-Linked LC Deposits have been returned to the Credit-Linked LC Lenders and all

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Credit-Linked Letters of Credit have been terminated or Cash Collateralized. Accrued Credit-Linked Letter of Credit Fees shall be due and payable quarterly in arrears on each Interest Payment Date applicable to Credit-Linked LC Deposits and on the later of the Credit-Linked LC Termination Date and the date on which the Credit-Linked LC Deposits have been returned to the Credit-Linked LC Lenders.

(iii) Fronting Fees. The Borrower shall pay directly to each Issuing Lender for its own account a fronting fee with respect to each Letter of Credit, in an amount to be agreed between the Borrower and the relevant Issuing Lender, such fronting fee to be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date after the issuance of such Letter of Credit, and on the Revolving Termination Date, in the case of Revolving Letters of Credit and on the Credit-Linked LC Termination Date, in the case of Credit-Linked Letters of Credit.

(iv) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to clause (i) and (ii) above and any fronting fees payable pursuant to clause (ii) above, the Borrower promises to pay to the Issuing Lender for its own account without sharing by the other Lenders the letter of credit fronting and negotiation fees agreed to by the Borrower and the Issuing Lender from time to time and the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, each Letter of Credit (collectively, the “Issuing Lender Fees”).

(v) Computation of Fees With Respect to Foreign Currency Letters of Credit. For the purposes of calculating the average daily maximum amount available to be drawn under any Foreign Currency Letter of Credit for any period under Section 2.12(b)(i) below, such average daily maximum amount shall be calculated by multiplying (A) the average daily balance of such Foreign Currency Letter of Credit (expressed in the currency in which such Foreign Currency Letter of Credit is denominated) by (B) the Exchange Rate for each relevant Available Foreign Currency in effect on the last Business Day of such period or by such other reasonable method that the Administrative Agent deems appropriate.

(vi) Computation of Certain Fees after Default. Upon the occurrence and during the continuance of a payment or insolvency Event of Default under Section 8.01(a), any overdue Letter of Credit Fees payable under subsection (i) and (ii) above shall be computed at a rate per annum equal to the relevant “Applicable Margin for Revolving Letter of Credit Fee” and “Applicable Margin for Credit-Linked Letter of Credit Fee”, as the case may be, as set forth in the applicable table in the definition of “Applicable Margin” in Section 1.01 hereof, plus 2.00%.”

(xxvi) Section 2.12(a) of the Credit Agreement is hereby amended by (A) substituting the phrase “, the” in place of the word “or” immediately following the phrase “Domestic Revolving Committed Amount”, (B) inserting the phrase “, or the Credit-Linked LC Committed Amount” immediately following the phrase “Multi-Currency Revolving Committed Amount”, (C) inserting the phrase “, Credit-Linked LC Commitment Percentages” immediately following the phrase “Multi-Currency Revolving Commitment Percentages” and (D) inserting the word “Agent” between the words “Administrative” and “until”.

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(xxvii) Section 2.12(b) of the Credit Agreement is hereby amended to read in full as follows:

(b) Letters of Credit. Each payment of LC Obligations shall be allocated to each Domestic Revolving Lender or each Credit-Linked LC Lender, as the case may be, pro-rata in accordance with its Domestic Revolving Commitment Percentage or Credit-Linked LC Commitment Percentage, respectively; provided that, if any Domestic Revolving Lender shall have failed to pay its applicable pro-rata share of any Revolving LC Disbursement as required pursuant to Section 2.05(j), then any amount to which such Domestic Revolving Lender would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Issuing Lender; provided, further, that in the event any amount paid to any Domestic Revolving Lender or Credit-Linked LC Lender pursuant to this subsection (b) is rescinded or must otherwise be returned by the Issuing Lender, each Domestic Revolving Lender and Credit-Linked LC Lender, as the case may be, shall, upon the request of the Issuing Lender, repay to the Administrative Agent for the account of the Issuing Lender the amount so paid to such Domestic Revolving Lender or Credit-Linked LC Lender, with interest for the period commencing on the date such payment is returned by the Issuing Lender until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus 2.00% per annum.

(xxviii) Section 2.14(a) of the Credit Agreement is hereby amended by inserting the following immediately after the “.” At the end of the fifth sentence thereof:

In the case of such payments made prior to the Credit-Linked LC Termination Date in respect of Credit-Linked LC Loans or Credit-Linked LC Disbursements, the Administrative Agent shall deposit the same in the Credit-Linked LC Deposit Account.

(xxix) Section 2.14(b) of the Credit Agreement is hereby amended by inserting the phrase “or deposit in the Credit-Linked LC Deposit Account, as the case may be,” immediately following the phrase “cause to be distributed to each Lender” in the first sentence thereof and by inserting the following immediately before the “.” at the end thereof:

; provided that in the case of deposits made by the Administrative Agent to the Credit-Linked LC Deposit Account, each Credit-Linked LC Lender hereby authorizes the Administrative Agent to withdraw such amount deposited from the Credit-Linked LC Deposit Account, and provided further that each Credit-Linked LC Lender shall pay interest on such amount deposited to the Administrative Agent in accordance with this subsection (b).

(c) Amendments to Article III of the Credit Agreement. Section 3.03 of the Credit Agreement is hereby amended by redesignating the current provisions thereof as subsection (a) and adding the following as a new subsection (b):

(b) With respect to Credit-Linked LC Deposits, if the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the applicable Eurocurrency Rate for such period applicable to the Credit-Linked LC Deposits (or any part thereof), then the Credit-Linked LC Deposits (or such parts, as applicable) shall be invested so as to earn a return equal to the greater of the

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Federal Funds Rate and a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(d) Amendments to Article IV of the Credit Agreement.

(i) Section 4.02(d) of the Credit Agreement is hereby amended to read in full as follows:

(d) Availability. Immediately after giving effect to the making of a Loan (and the application of the proceeds thereof) or to the issuance of a Letter of Credit, as the case may be, (i) the sum of the Revolving Loans outstanding plus the Multi-Currency Revolving Outstandings plus the amount of all Revolving LC Obligations outstanding shall not exceed the Revolving Committed Amount, (ii) the amount of all Revolving LC Obligations outstanding shall not exceed the Revolving LC Committed Amount, (iii) the sum of the Credit-Linked LC Loans outstanding plus the amount of all Credit-Linked LC Obligations outstanding shall not exceed the Credit-Linked LC Committed Amount, (iv) the Revolving Foreign Currency LC Exposure shall not exceed the Revolving Foreign Currency LC Committed Amount, (v) the Credit-Linked Foreign Currency LC Exposure shall not exceed the Credit-Linked LC Commitment Amount and (vi) the aggregate Multi-Currency Revolving Outstandings shall not exceed the Multi-Currency Revolving Committed Amount.

(ii) Article IV of the Credit Agreement is hereby amended by inserting the following as a new Section 4.03 at the end thereof:

Section 4.03 Conditions to Credit-Linked LC Facility Commitment Effective Date. The occurrence of the Credit-Linked LC Facility Commitment Effective Date and the obligation of any Issuing Lender to issue an Credit-Linked Letters of Credit or of any Credit-Linked LC Lender to make any Credit-Linked LC Deposit, purchase any Participation Interest in any Credit-Linked Letter of Credit or make any Credit-Linked LC Loan shall be subject to the satisfaction of the following conditions:

(a) Delivery of Notices of Credit-Linked LC Commitments. One or more Lenders (which may include one or more Eligible Assignees who are not yet Lenders hereunder) shall have delivered to the Administrative Agent Notices of Credit-Linked LC Commitments representing, in the aggregate, not less than the Credit-Linked LC Committed Amount.

(b) Delivery of Credit-Linked LC Notes. Receipt by the Administrative Agent, for the account of each Credit-Linked LC Lender, of duly executed copies of the Credit-Linked LC Notes.

(c) Opinion of Counsel. On the Credit-Linked LC Facility Effective Date, the Administrative Agent shall have received a written opinion of Kirkland & Ellis LLP, special counsel to the Credit Parties, addressed to the Agents and the Lenders, dated the Credit-Linked LC Facility Effective Date and in form and substance satisfactory to the Administrative Agent.

(d) Funding of Credit-Linked LC Deposits. Each Credit-Linked LC Lender shall have delivered to the Administrative Agent, in immediately available funds, cash in an amount equal to its Credit-Linked LC Deposit.

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(e) Consent of Issuing Lenders. One or more Issuing Lenders shall have delivered written notice to the Administrative Agent and the Borrower consenting to act as an Issuing Lender in respect of Credit-Linked Letters of Credit hereunder.

(f) Payment of Fees and Expenses. All fees and reasonable out-of-pocket costs and expenses invoiced to the Borrower and due to the Agents and the Lenders on or before the Credit-Linked LC Facility Effective Date shall have been paid in full.

(g) Second Amendment Effective Date. The Second Amendment Effective Date shall have occurred.

(h) Pricing. The Administrative Agent (for and on behalf of the Credit-Linked LC Lenders) and the Borrower shall have duly executed and delivered a written letter agreement setting forth the agreed Credit-Linked LC Margin and/or any margin ratchet provisions to be applicable thereto.

(e) Amendments to Section 10 of the Credit Agreement.

(i) Section 10.03(i)(I) of the Credit Agreement is hereby amended by inserting “Revolving” immediately before the phrases “Letter of Credit” and “LC Obligations” contained therein.

(ii) Section 10.03(i) of the Credit Agreement is hereby amended by redesignating clause (J) and clause (K) and inserting the following as a new clause (J):

(J) if and so long as the collective Credit-Linked LC Credit Exposure of the Lead Arrangers or one or more Subsidiaries of their respective parent holding companies constitute more than 50% of the Credit-Linked LC Credit Exposure of all Lenders, effect any waiver of the conditions to funding any Credit-Linked LC Loan or to issuing Credit-Linked Letters of Credit in each case after the Closing Date, without the prior written consent of Lenders having in aggregate at least a majority of the outstanding principal amount of Credit-Linked LC Loans, Credit-Linked LC Obligations and unused Credit-Linked LC Commitments.

(iii) Section 10.06(b)(ii) of the Credit Agreement is hereby amended by inserting the phrase “Credit-Linked LC Commitment” immediately following the phrase “Multi-Currency Revolving Commitment” in each of clauses (A) and (B) thereof and immediately following the phrase “its entire Revolving Commitment” in clause (B) thereof.

(iv) Section 10.06(b)(iv) of the Credit Agreement is hereby amended by inserting the phrase “and/or the Credit-Linked LC Committed Amount” immediately following the phrase “a portion of the Revolving Committed Amount,”.

(v) Section 10.06(h) of the Credit Agreement is hereby amended by inserting the phrase “or Credit-Linked LC Commitment” immediately following the phrase “Multi-Currency Revolving Commitment” in the second sentence thereof.

(vi) Section 10.08 of the Credit Agreement is hereby amended by substituting the phrase “Section 2.01, 2.05(a),(b) or (f)” for the phrase “Section 2.01(d), 2.05(a) or (e)” in the last sentence thereof.

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(f) Amendments to the Exhibits to the Credit Agreement.

(i) Exhibit C to the Credit Agreement is hereby redesignated as Exhibit C-1.

(ii) The form of Credit-Linked LC Note attached as Exhibit B-3 to the Second Amendment is hereby appended to the Credit Agreement as a new Exhibit B-3.

(iii) The form of Notice of Credit-Linked Commitment attached as Exhibit C-2 to the Second Amendment is hereby appended to the Credit Agreement as a new Exhibit C-2.

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EXHIBIT B-3

Form of Credit-Linked LC Note

Lender:	_____________________
Principal Sum: $	[Dated on or before the Credit- Linked LC Facility Effective Date]

For value received, AMF BOWLING WORLDWIDE, INC. (formerly Kingpin Merger Sub, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to the order of the Lender set forth above (the “Lender”) for the account of its Applicable Lending Office, at the office of Credit Suisse, Cayman Islands Branch, (the “Administrative Agent”) as set forth in the Credit Agreement dated as of February 27, 2004 (as amended by the First Amendment thereto date as of September 20, 2004, the Second Amendment thereto dated as of June 2, 2005 and as the same may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among Kingpin Intermediate Corp., the Borrower, the banks and other lending institutions from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent and Issuing Lender, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent and Documentation Agent, the Principal Sum set forth above (or such lesser amount as shall equal the aggregate unpaid principal amount of all Credit-Linked LC Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Credit-Linked LC Loan, at such office, in like money and funds, for the period commencing on the date of such Credit-Linked LC Loan until such Credit-Linked LC Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, payable on demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the rates per annum set forth in the Credit Agreement.

This note is one of the Credit-Linked LC Notes referred to in the Credit Agreement and evidences Credit-Linked LC Loans made by the Lender thereunder. Capitalized terms used in this Credit-Linked LC Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

The Credit Agreement provides for the acceleration of the maturity of the Credit-Linked LC Loans evidenced by this Credit-Linked LC Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Credit-Linked LC Loans upon the terms and conditions specified therein. In the event this Credit-Linked LC Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney fees.

The date, amount, Type and duration of Interest Period (if applicable) of each Credit-Linked LC Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each Credit-Linked LC Loan then outstanding shall be endorsed by the Lender on the schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or under this Credit-Linked LC Note in respect of the Credit-Linked LC Loans to be evidenced by this Credit-Linked LC Note, and each such recordation or endorsement shall be prima facie evidence of such information.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Credit-Linked LC Note.

This Credit-Linked LC Note and the Credit-Linked LC Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained for such purpose by or on behalf of the Borrower as provided in Section 10.06 of the Credit Agreement.

THIS CREDIT-LINKED LC NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Borrower has caused this Credit-Linked LC Note to be executed as of the date first above written.

AMF BOWLING WORLDWIDE, INC.

By:
Name:
Title:

EXHIBIT C-2

Form of Credit-Linked LC Commitment

[Date]

Credit Suisse, Cayman Islands Branch,

   as Administrative Agent

Eleven Madison Avenue

New York, NY 10010

AMF Bowling, Worldwide, Inc.

c/o Code Hennessy & Simmons

10 S. Wacker Drive

Suite 3175

Chicago, IL 60606

Ladies and Gentlemen:

This notice shall constitute a “Notice of Credit-Linked LC Commitment” pursuant to the Credit Agreement dated as of February 27, 2004 (as amended by the First Amendment thereto dated as of September 20, 2004, the Second Amendment thereto dated as of June 2, 2005 and as the same may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among Kingpin Intermediate Corp., AMF Bowling Worldwide, Inc. (formerly Kingpin Merger Sub, Inc.), the banks and other lending institutions from time to time party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent and Issuing Lender, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent and Documentation Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

The undersigned hereby agrees that upon the occurrence of the Credit-Linked LC Facility Effective Date, it will have a Credit-Linked LC Commitment Percentage equal to _________%, and its Credit-Linked LC Commitment shall be equal to a portion of the Credit-Linked LC Committed Amount equal to such Credit-Linked LC Commitment Percentage.

The undersigned hereby further: (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Sections 5.05 and 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to deliver this Notice of Credit-Linked LC Commitment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it either (A) is a Lender under the Credit Agreement or (B) satisfies the requirements set forth in the definition of “Eligible Assignee” contained in the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Senior Finance Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon occurrence of the Credit-Linked LC Facility Effective Date, the undersigned shall be a party to the Credit Agreement as a Credit-Linked LC Lender and, to the extent of its Credit-Linked LC Commitment effected hereby, have the rights and obligations of a Lender thereunder.

This Notice of Credit-Linked LC Commitment shall be effective only upon consent of the Administrative Agent and, if applicable, the Borrower (and any other Person whose consent is required under Section 10.06 of the Credit Agreement) and delivery to the Administrative Agent of this Notice of Credit-Linked LC Commitment.

Attached hereto as Schedule 1 is all contact, address, account and other administrative information relating to the undersigned Lender, including the undersigned Lender’s notice address for purposes of Section 10.01 of the Credit Agreement and its Applicable Lending Office for its Credit-Linked LC Loans.

[LENDER NAME]

By:
Name:
Title:

EXHIBIT A

ACKNOWLEDGEMENT AND AGREEMENT

Each Credit Party listed below hereby acknowledges that it has reviewed the Second Amendment to the Credit Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the “Amendment”) and hereby consents to the execution, delivery and performance thereof by each of Holdings and the Borrower. Each Credit Party hereby confirms its obligation under each Senior Finance Document to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Credit Agreement or any other Senior Finance Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Senior Finance Document impairs the validity or effectiveness of any Senior Finance Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Senior Finance Document to which it is a party or by which it is otherwise bound. Each Credit Party hereby further agrees that the Liens created pursuant to the Senior Finance Documents (other than the Liens which have been or will be terminated to effect the transactions contemplated by the Amendment) continue unimpaired with the same enforceability and priority to secure repayment of all Loans and other obligations arising thereunder, whether heretofore or hereafter incurred. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Senior Finance Documents, and the ability of the Administrative Agent to enforce the provisions of the Senior Finance Documents and to realize upon such Liens pursuant to the terms of the Senior Finance Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Senior Finance Document effected pursuant to the Amendment or the execution, delivery, performance or effectiveness of the Amendment.

[NAME]

By:
Name:
Title:

[NAME]

By:
Name:
Title: